UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a‑12

Palladyne AI Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PALLADYNE AI CORP.

650 South 500 West, Suite 150, Salt Lake City, Utah 84101 Tel: 888-927-7296

April 23, 2024

Dear Fellow Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of Palladyne AI Corp., to be held on Wednesday, June 12, 2024 at 2:00 p.m., Mountain Time, at our offices located at 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.

The attached formal meeting notice and proxy statement contain details of the business to be conducted at the annual meeting, as well as information about Palladyne AI Corp.

Your vote is important. Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the annual meeting. Therefore, we urge you to vote and submit your proxy promptly via the Internet, telephone or mail.

On behalf of our Board of Directors, we would like to express our appreciation for your continued support of and interest in Palladyne AI Corp.

Sincerely,

Dennis Weibling

Chairman of the Board

IMPORTANT

A proxy card is being provided along with the notice of the annual meeting and proxy statement. We urge you to complete and mail the card promptly. Alternatively, you may vote by calling the toll-free telephone number or by going online as described in the instructions included with your proxy card. Any stockholder attending the annual meeting may vote on all matters that are considered, in which case the signed and mailed proxy or prior vote by telephone or online will be revoked. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the annual meeting, you must obtain from the record holder a proxy issued in your name.

IT IS IMPORTANT THAT YOU VOTE YOUR STOCK

Palladyne AI Corp.

650 South 500 West, Suite 150, Salt Lake City, Utah 84101

April 23, 2024

Notice of 2024 Annual Meeting of Stockholders

Date and Time of Meeting

Wednesday, June 12, 2024
2:00 p.m. Mountain Time

Place

The 2024 annual meeting of stockholders will be held at our offices located at 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.

Items of Business

•
To elect two Class III directors to hold office until our 2027 annual meeting of stockholders and until their respective successors are elected and qualified.
•
To ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.
•
To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof.

Record Date

Only stockholders of record as of April 15, 2024 are entitled to notice of and to vote at the annual meeting.

Availability of Proxy Materials

The Notice of Internet Availability of Proxy Materials, containing instructions on how to access our proxy statement, notice of annual meeting, form of proxy and our annual report, is first being sent or given on or about April 29, 2024 to all stockholders entitled to vote at the annual meeting.

The proxy materials and our annual report can be accessed on or about April 23, 2024 by visiting www.proxydocs.com/PDYN.

Voting

Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone or mail as soon as possible.

By order of the Board of Directors,

Stephen Sonne

Corporate Secretary

2024 PROXY STATEMENT | i

Palladyne AI Corp.

PROXY STATEMENT

FOR 2024 ANNUAL MEETING OF STOCKHOLDERS
To be held at 2:00 p.m., Mountain Time, on Wednesday, June 12, 2024

PROXY SUMMARY AND
COMPANY HIGHLIGHTS

About Palladyne AI Corp.

Our mission is to deliver software to our customers that enhances the utility and functionality of third-party stationary and mobile robotic systems by enabling these systems to quickly observe, learn, reason and act in structured and unstructured environments. Our full-stack, closed-loop autonomy software platform (the "AI/ML Software Platform") is designed with artificial intelligence (AI) and machine learning (ML) technologies to enable robotic systems to perceive their environment and quickly adapt to changing circumstances by generalizing (i.e., learning) from their past experience using dynamic real-time operations "on the edge" (i.e., on the robotic system) without extensive programming and with minimal robot training. We believe this "human-like" ability to learn and adapt will be a key differentiator in helping our customers maintain optimal productivity in dynamic or unstructured environments, where new situations and unexpected challenges are more likely to cause delays and costly downtime. Our value proposition is further enhanced relative to other competitive solutions because robotic systems using our AI/ML Software Platform are not required to be continuously connected to the cloud for our software to function, thereby reducing the performance issues associated with poor connectivity and latency typically associated with processing in the cloud. Our approach also reduces the expense typically associated with transmitting large amounts of data to and from the cloud.

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PROXY SUMMARY AND COMPANY HIGHLIGHTS

As a pioneer in the robotic systems industry, we benefit from both experiences and lessons gained from our 30-plus years, as well as significant investment in our internal research and development efforts. Software has been an integral part of our development efforts over the years. Our vision for our AI/ML Software Platform began in 2017 as a foundational technology to enhance training for the autonomous operation of our own internally developed hardware solutions and progressed to our first contract with the U.S. Department of Defense to develop our CYTAR (Cybernetic Training for Autonomous Robots) AI/ML platform in 2019. We have since continued to develop our AI/ML software both for the U.S. Department of Defense and in connection with our development of commercial robotic systems.

In November 2023, we decided to suspend our hardware product development efforts to focus on commercializing our AI/ML Software Platform. By de-coupling our AI/ML Software Platform from our own hardware systems and applying it to a wide range of third-party robotics systems, from industrial robots and co-bots to mobile systems potentially including drones, autonomous mobile robots (AMR), autonomous underwater vehicles (AUV) and remotely operated vehicles (ROV), we believe we can reach a much broader market more quickly and better utilize our remaining cash resources.

As part of our new strategy, we welcomed back Benjamin G. Wolff, our co-founder, as our Chief Executive Officer in February 2024. Mr. Wolff most recently served as the Company's Executive Vice Chairman, and previously served as Executive Chairman of the board of directors of Palladyne AI Corp. (the "Board" or "Board of Directors") from December 2021 to February 2023 and as Chief Executive Officer and Chairman of the Board from September 2021 to December 2021. Prior to the business combination between Sarcos Corp. ("Old Sarcos") and the Company's predecessor, Rotor Acquisition Corp. in September 2021 ("Business Combination"), Mr. Wolff served as Chief Executive Officer and Chairman of the board of directors of Old Sarcos beginning September 2015, as its President beginning December 2020 and as a member of its board of directors beginning February 2015.

The AI/ML Software Platform

We are designing our AI/ML Software Platform to enable industrial and manufacturing robots, such as robotic arms, to:

•
be programmed and reprogrammed quickly with training capable of occurring experientially through teleoperation in as little as a few examples taking only a few minutes;
•
observe and assess their environment with our perception functionality that enables robots to distinguish between components essential to their tasks, obstacles to be avoided and irrelevant externalities without the need to connect to large language models (LLMs) and extensive cloud-based databases;
•
learn to recognize and manipulate different objects to accomplish planned tasks quickly and precisely, even in dynamic or unstructured environments, requiring far less training data than traditional AI models;
•
quickly reason and determine how to accomplish the desired task in a stable, safe, and controlled manner in the face of obstacles or other unexpected environmental changes;

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PROXY SUMMARY AND COMPANY HIGHLIGHTS

•
make real-time, AI-enabled decisions on the edge without the need to maintain connectivity to the cloud, eliminating the cost and latency associated with cloud-based AI computing; and
•
work with most industrial robots being sold today.

To accomplish this, we are incorporating our proprietary full stack, closed-loop autonomy technology into our AI/ML Software Platform that operates on the edge, enabling robotic systems to observe, learn, reason and act in real-time without the need to connect to the cloud.

PALLADYNE AI'S AI/ML SOFTWARE PLATFORM

REAL-TIME CLOSED-LOOP AUTONOMY FRAMEWORK TO ENABLE MACHINES TO OBSERVE, LEARN, REASON, AND ACT LIKE HUMANS

Act
Observe
Learn
Reason
PALLADYNE AI
TM
Real-time Closed-loop
Autonomy
Framework

We are designing our AI/ML Software Platform to enable robots to:

1.
Observe: Use a variety of sensors (e.g., vision, LiDAR, radar and acoustic) to perceive a dynamic and unstructured environment with situational awareness.
2.
Learn: Typically learn a task in approximately one to five human-controlled demonstrations via a variety of methods, including remote manipulation, virtual reality manipulation or natural language instruction. We believe our dynamic reasoning model will require much less training data than traditional models. Using this learning data, the AI/ML Software Platform is expected to create a mathematical model of the data and store it in the platform as a task. The model is then updated over time as more data is obtained. Over time, each robot will create its own library of tasks (a "Task Library"). By operating "on the edge" and not accessing external large data sets, the learning process can happen faster and cheaper and without the need for a connection to the cloud.

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PROXY SUMMARY AND COMPANY HIGHLIGHTS

3.
Reason: Reason using probabilistic ML techniques, in a similar manner to human logic, when an unexpected or unknown event occurs. The robot would rely on its Task Library as a starting point and then infer to adjust to circumstances in real time.
4.
Act: Apply human-like logic and adapt its task model in real-time to translate observations into a control message that adjusts the behavior in a safe and controlled manner to complete the task. For example, in our testing lab an arm robot has continued the task of sorting items by color even after an obstacle was placed in its way. As a result, we expect robots using our AI/ML Software Platform will be able to adapt and adjust to dynamic and or changing environmental conditions on a continual basis enabling more agile production and workflows.

We anticipate that our AI/ML Software Platform will enable each robot to have a Task Library such that each robot can perform multiple tasks in a variety of situations and switch between them quickly with no reprogramming and minimal, if any, retraining.

The Next Chapter

We are excited about our focus on commercializing our AI/ML Software Platform. To reflect our transition from a hardware-focused company, in March 2024 we changed our name from Sarcos Technology and Robotics Corporation to Palladyne AI Corp. We combined "pallas", another name for Athena, the Greek goddess of wisdom, with "dyne," meaning "power" or "force" to convey the message that we believe our software has the power and revolutionary approach of AI to enable breakthrough advancements in robotics. We believe 2024 is a critical year for us as we work to demonstrate the commercial benefits of these advancements and bring our AI/ML Software Platform to market.

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PROXY SUMMARY AND COMPANY HIGHLIGHTS

Our Board

Committee Memberships
Current Directors	Age (as of 3-31-24)	Director Since	Independent	Audit	Compensation	Nominating and Corporate Governance	Strategic Transaction	Other Public Directorships
Brian D. Finn	63	2020						--
Matthew Shigenobu Muta	55	2021						--
Eric T. Olson	72	2021						2
Laura J. Peterson	64	2021						1
Dennis Weibling	72	2021						--
Benjamin G. Wolff	55	2021						1

= Member = Chair = Audit Committee Financial Expert

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PROXY SUMMARY AND COMPANY HIGHLIGHTS

The Annual Meeting

All stockholders are cordially invited to attend the 2024 annual meeting of the stockholders of Palladyne AI Corp. (the "Annual Meeting") to be held on June 12, 2024. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card (or vote by telephone or the Internet) as promptly as possible to ensure your shares are voted at the Annual Meeting. Please note that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. For more information about attending the Annual Meeting and voting procedures for you to vote your shares, please see "Questions and Answers about the Proxy Materials and Our Annual Meeting" beginning on page 60 of this proxy statement.

The following matters will be voted on at the Annual Meeting and are described in more detail in this proxy statement:

Proposal	Board Vote Recommendation	More Information
Election of Directors (Proposal 1)	The Board of Directors recommends that you vote FOR each of the nominees.	Page 32
Ratification of the Independent Registered Public Accounting Firm (Proposal 2)	The Board of Directors recommends that you vote FOR ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	Page 33

As of the date of this proxy statement, the Board of Directors knows of no other matters that will be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the proxy holders will vote any shares for which they have been granted a proxy as they determine.

Special Note Regarding Forward-Looking Statements

Certain statements in this proxy statement constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These forward-looking statements relate to expectations for future financial performance, business strategies, products and product features or expectations for our business. Specifically, forward-looking statements may include statements relating to:

•
our ability to successfully pivot our business pursuant to our recently announced strategy to focus on the development of our AI/ML Software Platform;
•
our software product development and roadmap, including expected timing of new product releases;
•
expected features, capabilities and benefits of our AI/ML Software Platform;
•
expected competitive strengths of our AI/ML Software Platform; and

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PROXY SUMMARY AND COMPANY HIGHLIGHTS

•
other statements preceded by, followed by or that include the words "may," "can," "should," "will," "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "aim," "target" or similar expressions.

These forward-looking statements are based on information available as of the date of this proxy statement and our management's current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and, in any event, you should not place undue reliance on these forward-looking statements. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include those factors described in Part I Item 1A Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2023 and in our subsequent reports filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Risk Factors discussed in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2024 are not guarantees that no such conditions exist as of the date of this proxy statement and should not be interpreted as an affirmative statement that such risks or conditions have not materialized, in whole or in part.

In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this proxy statement, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our Board of Directors currently consists of six directors, four of whom are independent under the listing standards of The Nasdaq Stock Market LLC, or Nasdaq. Our Board of Directors is divided into three classes with staggered three-year terms. Thus, at each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.

Our Board of Directors has determined to reassign Laura J. Peterson from a Class II director to a Class III director and, in connection therewith, Ms. Peterson will stand for election at the Annual Meeting to serve for a three-year term to expire at the 2027 annual meeting of stockholders. Ms. Peterson will continue to serve as member of our Board of Directors until the Annual Meeting and, if elected at the Annual Meeting, will continue to serve on the Board of Directors until her term expires at the 2027 annual meeting of stockholders.

The following table sets forth the names, ages as of March 31, 2024 , and certain other information for each of our directors and director nominees:

Name	Current Class	Class to Which Nominated	Age	Position(s)	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominees for Director
Brian D. Finn	III	III	63	Director	2020	2024	2027
Laura J. Peterson	II	III	64	Director, Executive Vice-Chair	2021	2026	2027
Continuing Directors
Eric T. Olson	I	—	72	Director	2021	2025	—
Benjamin G. Wolff	I	—	55	Director, President and Chief Executive Officer	2021	2025	—
Matthew Shigenobu Muta	II	—	55	Director	2021	2026	—
Dennis Weibling	II	—	72	Director, Chairman	2021	2026	—

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Qualifications

We believe that our directors should possess high personal and professional ethics and integrity and be committed to representing the long-term interests of our stockholders. We endeavor to have a Board representing a range of experiences at policy-making levels in business and areas that are relevant to our business and long-term strategy. We believe that, in light of the current stage of our business, the following are key areas of experience, qualifications and skills that should be represented on the Board:

Leadership. We believe that directors with experience in significant leadership positions over an extended period provide us and the Board with important insights. Among other things, we believe that these individuals generally possess extraordinary leadership qualities and the ability to identify and develop those qualities in others and that they demonstrate a practical understanding of organizations, processes, strategy and growth management.

Technology. Our AI/ML Software Platform involves highly sophisticated and complex technology, and reflects our efforts at solving very difficult technological problems. As a result, we believe it is important to have directors who have technology industry experience and an understanding of the difficulties in developing and commercializing technologically advanced products.

Operations. As we transition from primarily a research and development organization to a commercial enterprise, we believe it is important to have directors with significant operations experience.

Finance. We benefit from directors with a strong finance background, including an understanding of finance, financial statements and financial reporting as we continue to strengthen our internal controls and related processes. Further, we believe it is important to have directors with significant financial market experience.

Customers. As we roll-out commercial products, and develop new products, we believe it is important to have directors with experience or relationships with customers in our target industries so that we can better understand the perspectives, needs and decision-making processes of potential customers.

Global Business. We believe that our business will involve sales outside of the United States. As a result, we believe it is important to have directors with significant international business or similar experience.

The following skills matrix sets forth the primary areas of experience, qualifications and skills that we have specifically identified as pertaining to each director, including our director nominees. This matrix should not be read as suggesting that directors not specifically identified with any particular area of experience, qualification or skill do not have experience, qualifications or skills in that area. Our

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Nominating and Corporate Governance Committee reviews at least annually the composition of the Board and considers whether additional or different skills are needed. We expect this process to continue as our business evolves and, as a result, our skills matrix may change over time.

	Leadership	Technology	Operations	Finance	Customers	Global Business
Brian D. Finn
Matthew Shigenobu Muta
Eric T. Olson
Laura J. Peterson
Dennis Weibling
Benjamin G. Wolff

We also believe that the significant stock ownership of (or of entities affiliated with) Mr. Wolff, Mr. Finn and Mr. Weibling provide a strong alignment of interests between the Board and our stockholders and help ensure that the Board is properly focused on the long-term interests of our stockholders.

Board Diversity

We believe that we and our Board benefit from diversity with respect to professional background, education, race, ethnicity, gender, age and geography as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board. Although our Board of Directors does not maintain a specific policy with respect to Board diversity, our Board of Directors believes that the Board should be a diverse body, and the Nominating and Corporate Governance Committee considers a broad range of perspectives, backgrounds and experiences when considering whether to recommend the nomination of any particular director candidate.

Board Diversity Matrix

Board Diversity Matrix (as of March 31, 2024)

Total Number of Directors: 6

	Female	Male
Gender:	1	5
Demographic Background:
African American or Black	0	0
Asian	0	1
Hispanic or Latinx	0	0
Native Hawaiian or Pacific Islander	0	1
White	1	4
Two or More Races or Ethnicities	0	1

Additional Demographic Information:
Military Veteran	0	1

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Nominees for Director

Brian D. Finn

Qualifications, Skills and Experience

Brian D. Finn has served as a member of the Board of Directors since August 2020. Mr. Finn has over 40 years of experience in the financial services industry as well as a variety of corporate and philanthropic board roles. From 2008 until he retired in 2013, Mr. Finn served as Chairman and Chief Executive Officer of Asset Management Finance Corp (AMF) and as a Senior Advisor to Credit Suisse. From 2004 to 2008, Mr. Finn was Chairman and Head of Alternative Investments (AI) at Credit Suisse. From 2002 to 2005, Mr. Finn held senior managements positions within Credit Suisse, including President of Credit Suisse First Boston (CSFB), President of Investment Banking, Co-President of Institutional Securities, Chief Executive Officer of Credit Suisse USA and a member of the Office of the Chairman of CSFB. He was also a member of the Executive Board of Credit Suisse Group. Mr. Finn began his career in 1982 as a member of the Mergers & Acquisitions Group (M&A) at The First Boston Corporation, ultimately becoming Co-Head of M&A in 1993. He has advised on dozens of transactions worth well over $100 billion. In 1997, he joined the private equity firm Clayton, Dubilier & Rice as a partner and then later rejoined Credit Suisse in 2002. Mr. Finn was a member of the board of The Scotts Miracle-Gro Company (NYSE:SMG) from December 2014 to January 2023 and was a member of the board of Owl Rock Capital Corp (NYSE:ORCC) from 2016 to February 2022. He is currently Chairman of Star Mountain Capital and Chairman of Covr Financial Technologies, as well as a board member of a number of early-stage companies. He has previously been a Strategic Advisor to KKR, member of the boards of Baxter International (NYSE: BAX), Telemundo, MGM Pictures, and a number of other public and private companies. Mr. Finn is a past Chairman of the Undergraduate Executive Board of The Wharton School of the University of Pennsylvania, Vice Chairman of the Board of the City Kids Foundation and a member of the boards of the Intrepid Fallen Heroes Fund, the Gordon A. Rich Memorial Foundation and the Starmar Foundation. Mr. Finn received a Bachelor of Science Degree in Economics from The Wharton School of the University of Pennsylvania. We believe Mr. Finn is well-qualified to serve as a member of our Board due to, among other things, his extensive experience in finance, leadership positions and strategic transactions.

Independent Committee Memberships: Nominating and Corporate Governance Strategic Transaction Other Current Public Directorships: None

Leadership	Technology	Operations	Finance	Customers	Global Business

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Laura J. Peterson

Qualifications, Skills and Experience

Laura J. Peterson has served as a member of the Board of Directors since September 2021, as our interim President and Chief Executive Officer from May 2023 until October 2023, as our President and Chief Executive Officer from October 2023 until February 2024, and as our Executive Vice Chairman since February 2024. Ms. Peterson previously served as Vice President, China Business Development, for Boeing Commercial Airplanes, from 2012 to 2016. Prior to that, Ms. Peterson held a series of executive positions at Boeing (NYSE: BA) in aircraft sales, international business development, global strategy, government relations and homeland security from 1994 to 2012. She served on the Executive Leadership Team of three Boeing Commercial Airplanes (BCA) CEOs, as well as on the Executive Leadership Teams of BCA Airplane Production and Supplier Management, BCA Strategy and Boeing International. Ms. Peterson has served on the board of directors of Air Transport Services Group, Inc. (Nasdaq: ATSG) since June 2018, and is a member of its audit committee and nominating and governance committee. Ms. Peterson holds a B.S. in Industrial Engineering from Stanford University and an M.B.A. from The Wharton School at the University of Pennsylvania and is a Fellow of the Stanford Distinguished Careers Institute. We believe Ms. Peterson's extensive experience in international business, operations, government relations and leadership roles, in particular at Boeing, in addition to her experience as a director of public companies, qualifies her to serve on our Board of Directors.

Committee Memberships: None Other Current Public Directorships: Air Transport Services Group

Leadership	Technology	Operations	Finance	Customers	Global Business

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Continuing Directors

Matthew Shigenobu Muta

Qualifications, Skills and Experience

Matthew Shigenobu Muta has served as a member of the Board of Directors since September 2021. Mr. Muta has held various leadership roles at Delta Air Lines Inc. (NYSE: DAL), from 2014 until his retirement in March 2024, including serving as their Vice President, Innovation and Operations Technology from 2016 until March 2024, and as Vice President, Innovation & Commercial Technologies from 2014 to 2016. Mr. Muta previously held various positions at Microsoft, Inc. (Nasdaq: MSFT), including Global Managing Director, Hospitality & Travel. Mr. Muta holds a Bachelor of Arts Degree in Communications from Boise State University. We believe Mr. Muta's leadership experience at some of the world's largest companies, including in industries that we believe include potential customers of ours, and his experience working with highly sophisticated and complex technology qualifies him to serve on our Board of Directors.

Independent Committee Memberships: Audit Compensation Other Current Public Directorships: None

Leadership	Technology	Operations	Finance	Customers	Global Business

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Admiral Eric T. Olson (Ret.)

Qualifications, Skills and Experience

Admiral Eric T. Olson (Ret.) has served as a member of the Board of Directors since September 2021. He has been President and Managing Member of ETO Group, LLC since September 2011, where he acts as an independent national security consultant supporting a wide range of private and public sector organizations. From June 2019 to May 2020, Admiral Olson served as Chief Executive Officer of Hans Premium Water, a privately held company. Admiral Olson retired from the United States Navy in 2011 as a full Admiral after 38 years of military service. He served in special operations units throughout his career, during which he was awarded several decorations for leadership and valor, including the Defense Distinguished Service Medal and the Silver Star. Admiral Olson was the first Navy SEAL officer to be promoted to three- and four-star ranks. Admiral Olson's career culminated as the head of the United States Special Operations Command from July 2007 to August 2011, where he was responsible for the mission readiness of all Army, Navy, Air Force and Marine Corps special operations forces. Admiral Olson serves on the board of directors of Under Armour, Inc. (NYSE: UAA) and is a member of its nominating and corporate governance committee. Admiral Olson also serves on the board of directors of Iridium Communications Inc. (Nasdaq: IRDM) and is a member of its nominating and corporate governance committee. In addition, he serves on the board of directors of Cyber Reliant Corporation, Newlight Technologies, Ocean Aero, Inc. and IP3. Admiral Olson has served as a director of the non-profit Special Operations Warrior Foundation. Admiral Olson also served on the Old Sarcos Advisory Board from December 2016 until joining the Board. Admiral Olson graduated from the United States Naval Academy in 1973 and earned a Master of Arts degree in National Security Affairs at the Naval Postgraduate School. He is an Adjunct Professor in the School of International and Public Affairs at Columbia University. We believe Admiral Olson's leadership experience as an Admiral in the U.S. Navy, including his leadership and management of a large and complex organization as head of the U.S. Special Operations Command, in addition to his experience as a director of various companies and his expertise with respect to the needs of the U.S. military, qualifies him to serve on our Board of Directors.

Independent Committee Memberships: Audit Compensation Other Current Public Directorships: Under Armour Iridium Communications

Leadership	Technology	Operations	Finance	Customers	Global Business

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Dennis Weibling

Qualifications, Skills and Experience

Dennis Weibling has served as a member of the Board of Directors since September 2021 and as Chairman of the Board since February 2023. Mr. Weibling joined the board of directors of Old Sarcos in September 2016 and served as chairman of its audit committee until the Business Combination when he joined our Board and became Chairman of the Audit Committee. Mr. Weibling has served as the Managing Director of Rally Capital LLC since 2004. He served as a director of Holicity Inc. (Nasdaq: HOL) from August 2020 to June 2021 and as a director of Colicity Inc. (Nasdaq: COLI) from February 2021 to December 2022. Mr. Weibling served on Sotheby's board from 2006 until October 2019, and during that time he served as chairman of its audit and finance committee. Mr. Weibling also served as Sotheby's interim Chief Financial Officer from January 2016 until March 2016. Mr. Weibling has served on the boards of private companies including Telesphere Communications Networks, Rise Communities LLC, Telecom Transport Management, Wireless Services Corporation, Worldwide Packets, Inc., Teledesic Corporation, Geopass, Inc. d/b/a Pirq and SeaMobile, Inc. Mr. Weibling served as President of Eagle River, Inc., from October 1993 through December 2001, and as Vice Chairman of Eagle River Investments from January 2002 through November 2004. He served as Chief Executive Officer of Nextel Communications Inc. from October 1995 to March 1996, and as a director of Nextel from July 1995 until April 1, 2004. At Nextel, Mr. Weibling was a member and chairman of the operations, audit, finance and compensation committees at various times during that period. Mr. Weibling served as a board member of Nextel Partners from 1998 to 2006 and chaired the audit committee. He also served on the board of XO Communications, Inc., where he served from 1996 to 2003. Mr. Weibling holds a Bachelor of Arts Degree from Wittenberg University, a Master of Arts Degree in Psychology from the University of Nebraska, and a J.D. from the University of Nebraska. We believe Mr. Weibling's financial expertise and experience as an investor in technology companies, in addition to his experience as a director of various companies, qualify him to serve on our Board of Directors.

Independent Committee Memberships: Audit Nominating and Corporate Governance Strategic Transaction Other Current Public Directorships: None

Leadership	Technology	Operations	Finance	Customers	Global Business

2024 PROXY STATEMENT | 15

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Benjamin G. Wolff

Qualifications, Skills and Experience

Benjamin G. Wolff has served as a member of the Board of Directors since September 2021. Mr. Wolff served as Old Sarcos' Chief Executive Officer and Chairman of the Board of Directors from September 2015, its President from December 2020, and as a member of its Board of Directors from February 2015, in each case until the Business Combination, at which time he became our Chief Executive Officer, President and Chairman of our Board of Directors (until December 13, 2021, when he became our Executive Chairman). He served as Executive Chairman from December 2021 until February 2023 and as Executive Vice Chairman from October 2023 until his appointment as our Chief Executive Officer effective February 2024. Prior to joining Old Sarcos, Mr. Wolff served as Chief Executive Officer, President and Chairman at Pendrell Corporation from December 2009 to November 2014. In April 2004, Mr. Wolff co-founded Clearwire Corporation, where he served as President and Chief Executive Officer until March 2009 and Co-Chairman until October 2011. Mr. Wolff previously served on the board of the Cellular Telecommunications Industry Association (CTIA). Mr. Wolff also serves on the board of directors of Globalstar, Inc. (NYSE: GSAT) and is a member of its audit committee and compensation committee, and serves as the chairman of its strategic review committee. Mr. Wolff earned his law degree from Northwestern School of Law, Lewis & Clark College in Portland, Oregon, and his Bachelor of Science degree from California Polytechnic State University. We believe Mr. Wolff's leadership roles as a founder of and investor in technology companies, his experience as chief executive officer and director of multiple public companies, his relationships and experience with potential customers and his perspective, experience and leadership in his various roles at Palladyne AI Corp. since its inception qualify him to serve on our Board of Directors.

Committee Memberships: Strategic Transaction Other Current Public Directorships: Globalstar

Leadership	Technology	Operations	Finance	Customers	Global Business

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Director Independence

Our common stock is listed on Nasdaq. We are required under Nasdaq listing standards and our Corporate Governance Guidelines to maintain a Board comprised of a majority of independent directors. Under Nasdaq listing standards, a director will only qualify as an independent director if, in the opinion of that listed company's board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, Nasdaq listing standards require that, subject to specified exceptions, each member of our Audit, Compensation and Nominating and Corporate Governance Committees be independent.

Audit Committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Nasdaq listing standards applicable to audit committee members. Compensation Committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and Nasdaq listing standards applicable to compensation committee members.

Our Nominating and Corporate Governance Committee and our Board of Directors have undertaken a review of the independence of each of our directors. Based on information provided by each director concerning his or her background, employment and affiliations, our Nominating and Corporate Governance Committee and our Board of Directors have determined that each of Mr. Finn, Mr. Muta, Admiral Olson and Mr. Weibling, representing four of our six directors, is an "independent director" as defined under the listing standards of Nasdaq. Mr. Wolff is not an independent director because of his position as our President and Chief Executive Officer; and Ms. Peterson is not an independent director because of her prior service as our President and Chief Executive Officer and her current employment by us as our Executive Vice Chairman.

In making these determinations, our Board of Directors considered the current and prior relationships that we have with each director and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the transactions involving them described in the section titled "Related Person Transactions."

Family Relationships

There are no family relationships among any of our executive officers, directors or persons nominated or chosen to be a director or officer.

Board Leadership Structure

Our Corporate Governance Guidelines provide our Board flexibility to determine the appropriate leadership structure for the Company, including whether the roles of chairperson and chief executive officer should be separated or combined. In making this determination, our Board considers many factors, including the needs of the business, our Board's assessment of its leadership needs from time

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to time and the best interests of our stockholders. If the role of chairperson is filled by a director who does not qualify as an independent director, then our Corporate Governance Guidelines provide that one of our independent directors will serve as our Lead Independent Director.

Currently, Mr. Wolff serves as our President and Chief Executive Officer and is not an independent director. Our Board believes that it is currently appropriate to separate the roles of chairperson and chief executive officer. As our current chairperson, Mr. Weibling, is an independent director, we do not currently have a separate Lead Independent Director. Our Chief Executive Officer is responsible for day-to-day leadership. Our Chairman ensures that our Board's time and attention is focused on providing independent oversight of management and matters critical to our Company.

The Chairman works with the CEO to set the agenda for Board meetings, serves as the Chairman of meetings of our Board and of executive sessions of our independent directors, confers separately with management from time to time and facilitates discussion among other board members as appropriate. The Board believes that Mr. Weibling's extensive experience serving on public company boards of directors makes him ideally suited to serve as Chairman of the Board.

Role of the Board in Risk Oversight Process

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, cybersecurity and reputational risks. We have designed and implemented processes to manage risk in our operations and continually look for opportunities to further embed risk management processes into our business and organization. Management is responsible for the day-to-day management of the risks the Company faces, while our Board of Directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. Our Board reviews strategic and operational risk in the context of discussions, question and answer sessions and reports from the management team at each regular Board meeting, receives reports on all significant Board committee activities at each regular Board meeting and evaluates the risks inherent in significant transactions. In addition, management regularly reports to and receives input from the Board or individual members of the Board on business operations between formal Board meetings.

Further, our Board has tasked designated standing Board committees with oversight of certain categories of risk management. Our Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance and related party transactions, cybersecurity and conflicts of interest. Our Compensation Committee assesses risks relating to our human capital management and our executive compensation plans and arrangements, including whether our compensation policies and programs have the potential to encourage excessive or inappropriate risk taking. Our Nominating and Corporate Governance Committee assesses risks relating to our corporate governance practices and the independence of the Board.

Our Board of Directors believes its current leadership structure, as well as having fully independent Audit, Compensation and Nominating and Corporate Governance Committees, supports the risk oversight function of the Board.

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Board Committees

Our Board of Directors has established the following standing committees of the Board: Audit Committee; Compensation Committee; Nominating and Corporate Governance Committee; and Strategic Transaction Committee. The composition and responsibilities of each of the committees of our Board of Directors is as follows:

Committee Memberships

Current Directors	Audit	Compensation	Nominating and Corporate Governance	Strategic Transaction
Brian D. Finn
Matthew Shigenobu Muta
Eric T. Olson
Laura J. Peterson
Dennis Weibling
Benjamin G. Wolff

= Member = Chair

Audit Committee

The members of our Audit Committee are Matthew Shigenobu Muta, Admiral Eric T. Olson (Ret.) and Dennis Weibling, with Dennis Weibling serving as chairperson. Our Nominating and Corporate Governance Committee and Board of Directors have determined that each member of the Audit Committee meets the requirements for independence and financial literacy under the rules and regulations of the Securities and Exchange Commission, or the SEC, and the listing standards of Nasdaq applicable to audit committee members. In addition, our Board of Directors has determined that Dennis Weibling is an "audit committee financial expert" within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act. Our Audit Committee, among other things:

•
selects, retains, compensates, evaluates, oversees and, where appropriate, terminates our independent registered public accounting firm;
•
reviews and approves the scope and plans for the audits and the audit fees and approves all non-audit and tax services to be performed by our independent auditor;
•
evaluates the qualifications, independence and performance of our independent registered public accounting firm;
•
reviews our financial statements, and discusses with management and our independent registered public accounting firm the results of the annual audit and quarterly reviews;
•
reviews and discusses with management and our independent registered public accounting firm the quality and adequacy of our internal controls and our disclosure controls and procedures;
•
discusses with management our procedures regarding the presentation of our financial information, and reviews earnings press releases and guidance;

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•
oversees the implementation and performance of our internal audit function, if any;
•
sets hiring policies with regard to the hiring of employees and former employees of our independent registered public accounting firm and oversees compliance with such policies;
•
reviews, approves and monitors conflicts of interest of our officers and members of our Board of Directors and related party transactions;
•
adopts and oversees procedures to address complaints regarding accounting, internal accounting controls and auditing matters, including confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;
•
reviews and discusses with management and our independent registered public accounting firm the adequacy and effectiveness of our legal, regulatory and ethical compliance programs;
•
reviews and discusses with management and our independent registered public accounting firm our guidelines and policies to identify, monitor and address enterprise risks;
•
reviews and monitors compliance with our Code of Business Conduct and Ethics; and
•
oversees and assists in the exploration, evaluation, and consideration of strategic alternatives.

Our Audit Committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the Audit Committee's charter is available on our website at https://investor.palladyneai.com/governance/documents-charters.

Compensation Committee

The members of our Compensation Committee are Matthew Shigenobu Muta and Admiral Eric T. Olson (Ret.), with Admiral Olson serving as chairperson. Our Nominating and Corporate Governance Committee and Board of Directors have determined that each member of the Compensation Committee meets the requirements for independence under the rules and regulations of the SEC and the listing standards of Nasdaq applicable to Compensation Committee members, and that each member of the Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our Compensation Committee, among other things:

•
reviews and approves the corporate goals and objectives applicable to the compensation of our chief executive officer;
•
reviews and approves the compensation for our executive officers, other than our chief executive officer, and reviews and recommends the compensation of our chief executive officer to the Board for approval;
•
administers our equity incentive plans and oversees management's administration of our other employee benefit plans;
•
establishes and reviews the compensation plans and programs of our employees, and ensures that they are consistent with our general compensation strategy;

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•
reviews and discusses the Company's compensation policies and practices with management to determine whether policies encourage excessive risk-taking, reviews relationships between risk management policies and compensation, and evaluates any practices that could mitigate such risk;
•
approves and administers our Compensation Recovery Policy; and
•
determines non-employee director compensation.

Our Compensation Committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the Compensation Committee's charter is available on our website at https://investor.palladyneai.com/governance/documents-charters. Under its charter, the Compensation Committee may delegate its authority when it deems it appropriate and in our best interests and when such delegation would not violate applicable law, regulation or Nasdaq or SEC requirements.

We engaged Mercer to advise management and the Compensation Committee with respect to our compensation philosophy, policies and practices which included:

•
providing compensation benchmarking for various positions and an analysis comparing our compensation with market information;
•
providing compensation benchmarking for executives and executive retention plan recommendations;
•
providing benchmarking information regarding the equity long-term incentive practices of other technology companies and equity grant practice alternatives for our consideration; and
•
preparing draft equity grant guidelines for new hire and annual equity grants and provided dilution and burn rate analyses, and prepared related materials for and presented to the Compensation Committee.

After reviewing information provided by Mercer regarding its independence and considering the independence factors prescribed by SEC and Nasdaq rules, the Compensation Committee determined that Mercer was independent and that there were no conflicts of interest arising from the services Mercer performed for us.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Brian D. Finn and Dennis Weibling, with Brian D. Finn serving as chairperson. Our Nominating and Corporate Governance Committee and Board of Directors has determined that each member of the Nominating and Corporate Governance Committee meets the requirements for independence under the listing standards of Nasdaq. Our Nominating and Corporate Governance Committee, among other things:

•
reviews and assesses and makes recommendations to our Board of Directors regarding desired qualifications, expertise and characteristics sought of Board members;

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•
identifies, evaluates, selects or makes recommendations to our Board of Directors regarding nominees for election to our Board of Directors;
•
develops policies and procedures for considering stockholder nominees for election to our Board of Directors;
•
reviews the succession planning process for our chief executive officer and any other members of our executive management team;
•
reviews and makes recommendations to our Board of Directors regarding the composition, organization and governance of our Board of Directors and its committees;
•
reviews and makes recommendations to the Board of Directors regarding our Corporate Governance Guidelines and corporate governance framework;
•
oversees director orientation for new directors and continuing education for our directors;
•
oversees the evaluation of the performance of the Board of Directors and its committees; and
•
administers policies and procedures for communications with the non-management members of the Board of Directors.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the Nominating and Corporate Governance Committee's charter is available on our website at https://investor.palladyneai.com/governance/documents-charters.

Strategic Transaction Committee

Our Board of Directors has created a Strategic Transaction Committee. The members of the Strategic Transaction Committee are Brian D. Finn, Dennis Weibling and Benjamin G. Wolff, with Benjamin G. Wolff serving as chairperson. The Strategic Transaction Committee assists in the assessment and, when appropriate, negotiation of strategic acquisition opportunities, potential capital market transactions and other strategic opportunities or potential transactions and reports to the Board of Directors.

Attendance at Board, Board Committee and Stockholder Meetings

During 2023, the Board held 14 meetings, the Audit Committee held 8 meetings, the Compensation Committee held 7 meetings, the Nominating and Corporate Governance Committee held 3 meetings and the Strategic Transaction Committee held 5 meetings. Each current director attended at least 75% of the total number of meetings of the Board and committees on which such director served during the periods that such director served.

Although we do not have a formal policy requiring attendance by members of our Board of Directors at our annual meetings of stockholders, we strongly encourage directors to attend. Four of our then eight directors attended the 2023 annual meeting of stockholders.

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Executive Sessions of Non-Employee and Independent Directors

To encourage and enhance communication among non-employee directors, our Corporate Governance Guidelines provide that the non-employee directors will meet in executive sessions without management directors or management present on a periodic basis, but no less than two times per year. In addition, if any of our non-employee directors are not independent directors, then our independent directors will also meet in executive session on a periodic basis, but no less than two times per year. These executive sessions are chaired by Dennis Weibling, our Chairman of the Board.

Compensation Committee Interlocks and Insider Participation

During 2023, the members of our Compensation Committee were Peter Klein (Chair), Matthew Shigenobu Muta and Eric T. Olson. None of the members of our Compensation Committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Considerations in Evaluating Director Nominees

Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating potential director nominees. In its evaluation of director candidates, including the current directors eligible for re-election, our Nominating and Corporate Governance Committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors and other director qualifications. While our Board has not established minimum qualifications for Board members, some of the factors that our Nominating and Corporate Governance Committee considers in assessing director nominee qualifications include issues of character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one's field, the ability to exercise sound business judgment, tenure on the Board and skills that are complementary to the Board, an understanding of our business, an understanding of the responsibilities that are required of a member of the Board, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board. The Nominating and Corporate Governance Committee and the Board evaluate each director in the context of the membership of the Board as a group, with the objective of maintaining a Board that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of backgrounds and experience in various areas. Although our Board of Directors does not maintain a specific policy with respect to Board diversity, our Board of Directors believes that the Board should be a diverse body, and the Nominating and Corporate Governance Committee considers a broad range of perspectives, backgrounds and experiences when considering whether to recommend the nomination of any particular director candidate.

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If our Nominating and Corporate Governance Committee determines that an additional or replacement director is required, then the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information or reliance on the knowledge of the members of the committee, the Board or management.

After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends to our full Board of Directors the director candidates for nomination. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors and our Board of Directors has the final authority in determining the selection of director candidates for nomination to our Board.

Stockholder Recommendations and Nominations to our Board of Directors

Our Nominating and Corporate Governance Committee will consider recommendations and nominations for candidates to our Board of Directors from stockholders in the same manner as candidates recommended to the committee from other sources, so long as such recommendations and nominations comply with our Amended and Restated Certificate of Incorporation ("Charter"), Amended and Restated Bylaws ("Bylaws"), all applicable Company policies and all applicable laws, rules and regulations, including those promulgated by the SEC. Our Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws and our Corporate Governance Guidelines and the director nominee criteria described above.

A stockholder that wants to recommend a candidate to our Board of Directors should direct the recommendation in writing by letter to our Corporate Secretary at Palladyne AI Corp., 650 South 500 West, Suite 150, Salt Lake City, Utah 84101, Attention: Corporate Secretary. Such recommendation must include the candidate's name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us and evidence of the recommending stockholder's ownership of our capital stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate. Stockholder recommendations must be received by December 31st of the year prior to the year in which the recommended candidate(s) will be considered for nomination. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend as nominees for election as directors, and our Board has discretion to decide which individuals to nominate for election as directors.

Under our Bylaws, stockholders may also directly nominate persons for election to our Board of Directors. Any nomination must comply with the requirements set forth in our Bylaws and the rules and regulations of the SEC and should be sent in writing to our Corporate Secretary at the address above. To be timely for our 2025 annual meeting of stockholders, nominations must be received by our Corporate Secretary observing the deadlines discussed below under "Other Matters—Stockholder Proposals or Director Nominations for 2025 Annual Meeting."

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Communications with the Board of Directors

Stockholders and other interested parties wishing to communicate directly with our non-management directors, may do so by writing and sending the correspondence to our Chief Legal Officer, Chief Financial Officer or Legal Department by mail to our principal executive offices at Palladyne AI Corp., 650 South, 500 West, Suite 150, Salt Lake City, Utah 84101. Our Chief Legal Officer, Chief Financial Officer or Legal Department, in consultation with appropriate directors as necessary, will review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for our Board to consider and (3) matters that are of a type that are improper or irrelevant to the functioning of our Board or our business, for example, mass mailings, job inquiries and business solicitations. If appropriate, our Chief Legal Officer, Chief Financial Officer or Legal Department will route such communications to the appropriate director(s) or, if none is specified, then to the chairperson of the Board or the lead independent director (if one is appointed) if the chairperson of the Board is not independent. These policies and procedures do not apply to communications to non-management directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Policy Prohibiting Hedging or Pledging of Securities

Under our insider trading policy, our employees, including our executive officers, and members of our Board of Directors are prohibited from, directly or indirectly, (1) engaging in short sales, (2) trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us), (3) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted to them by us as part of their compensation or held, directly or indirectly, by them, (4) pledging any of our securities as collateral for any loans or as part of any other pledging transaction and (5) holding our securities in a margin account.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board of Directors has adopted our Corporate Governance Guidelines. These guidelines address, among other items, the qualifications and responsibilities of our directors and director candidates, the structure and composition of our Board of Directors and corporate governance policies and standards applicable to us in general. In addition, our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on our website at https://investor.palladyneai.com/governance/documents-charters. We will post any

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amendments to or waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website.

Other Corporate Governance Policies and Practices

Changes in Employment or Circumstances

Upon a change in employment with his or her principal employer, any non-employee director shall promptly inform our Chief Legal Officer, Chief Financial Officer or Legal Department or the Lead Independent Director (if one is appointed), who will discuss the issue with the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will assess the appropriateness of such director remaining on the Board and shall recommend to the Board whether to request that such director tender his or her resignation. Similarly, if a director becomes aware of circumstances that may adversely reflect upon the director, any other director or our company, the director should notify the Nominating and Corporate Governance Committee of such circumstances. The Nominating and Corporate Governance Committee will consider the circumstances and may request the director to cease the related activity or, in more severe cases, request that the director submit his or her resignation.

Limitations on Other Board Service / Overboarding

Directors are expected to advise the Nominating and Corporate Governance Committee of any invitations to join the board of directors of any other public company or changes to their committee membership prior to joining such other board or committee assignment. No director should serve on more than four additional public company boards without the approval of our Board, and our Chief Executive Officer should not serve on more than two additional public company boards.

Director Orientation and Continuing Education

We are committed to ensuring that all directors receive orientation and continuing education as appropriate. The Nominating and Corporate Governance Committee oversees director orientation and director continuing education.

Self-Evaluation

The Nominating and Corporate Governance Committee oversees a periodic self-evaluation by the Board, each committee of the Board and each director.

Succession Planning

The Nominating and Corporate Governance Committee works with the Chief Executive Officer to plan for Chief Executive Officer succession, as well as to develop plans for interim succession in the event the need arises unexpectedly. Further, the Nominating and Corporate Governance Committee works with the Chief Executive Officer and appropriate members of management to plan for succession for each of the other senior executives. The Compensation Committee also periodically discusses

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succession plans with the Board or the Nominating and Corporate Governance Committee with respect to executive officers and other key employees.

Access and Resources

Our Corporate Governance Guidelines provide that our directors at all times shall have direct, independent and confidential access to our executive officers, management and personnel in order to fulfill their duties. The Board is expressly authorized to obtain, at the Company's expense, such data, advice, consultation and documentation as the Board deems appropriate and to retain consultants, independent counsel or other advisers to advise or assist the Board in the performance of any of its responsibilities or for any other matter related to the Board's purposes.

Sustainability

Environment

While we are early in our efforts to understand and address the environmental impact of our business, we have taken a number of actions to reduce the impact we have on the environment. Our environmental impact efforts center around waste management and recycling and reducing the use of single-use plastics.

Diversity and Inclusion

We strive to create an inclusive work environment for all of our employees, and we believe that diversity in thought, background, race and ethnicity, gender and gender identity, sexual orientation and other characteristics and creating an atmosphere where employees feel welcome and accepted is critical to our success.

We also strive to ensure that our employee benefits promote a diverse and inclusive work environment. For example, our employee benefits currently include:

•
Parental leave: 16 weeks paid parental (gender neutral) leave to support childbirth, newborn care within one year of birth and childcare within one year of adoption by or placement in foster care with an employee. Further, we provide flexible schedules for returning parents (gender neutral) for 30 days.
•
Medical, dental and vision insurance for the employee and family, including domestic partners.
•
Employee Assistance Program: provides counseling benefits to employees, including for marital and family matters, stress, anxiety or depression, personal or emotional challenges, grief or loss, substance abuse or addictions and senior care planning.
•
Holidays: 10 paid holidays per year.
•
Floating Holidays: 2 paid floating holidays at the employee's discretion to accommodate diverse needs and interests.

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•
Volunteer time off: 2 paid days off per year to provide volunteer services for the organization of the employee's choice.
•
Other benefits include: identity theft insurance, life and disability insurance, flexible or accrued time off, flexible work schedules, tuition reimbursement program, gym membership reimbursement program, pet insurance, 401k match and health savings account match.

As of March 31, 2024:

1
WOMAN
17%
WOMEN
DIRECTORS
5
MEN

1
PEOPLE
OF COLOR
17%
PEOPLE
OF COLOR
DIRECTORS
6
PEOPLE NOT
OF COLOR

13%
WOMEN
13%
WOMEN
EMPLOYEES
87%
MEN

13%
PEOPLE
OF COLOR
13%
EMPLOYEES
ARE PEOPLE
OF COLOR
87%
PEOPLE NOT
OF COLOR / DECLINED
TO REPORT

Director Compensation

Our outside director compensation policy is designed to attract, retain and reward non-employee directors. Our outside director compensation policy was amended in February 2024 to reduce compensation to help preserve the Company's cash and available equity pool. Under the outside director compensation policy, each non-employee director will receive the cash and equity compensation for Board services described below. We also will reimburse our non-employee directors for reasonable, customary and documented travel expenses to meetings of our Board of Directors or its committees and other expenses.

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Cash Compensation

Non-employee directors are entitled to receive the following annual cash fees for their service under the director compensation policy:

Service	In effect for 2023	As amended in February 2024
Board Member	$50,000	$50,000
Chairperson of the Board	$50,000	$25,000
Chair of the Audit Committee	$15,000	$5,000
Audit Committee Member	$7,500	$2,500
Chair of the Compensation Committee	$7,500	$3,000
Compensation Committee Member	$3,750	$1,500
Chair of the Nominating and Corporate Governance Committee	$3,000	$1,500
Nominating and Corporate Governance Committee Member	$1,500	$750

All cash payments to non-employee directors are paid quarterly in arrears on a pro-rated basis.

Equity Compensation

New Director Award

Each individual who becomes a non-employee director after February 2024 will automatically be granted on the date of the director's appointment a new director award of 50,000 common stock options (the "New Director Award"), with a strike price of fair market value at the time of the grant, pro-rated for any partial year of service. Prior to the adoption of the amended outside director compensation policy in February 2024, the policy provided that new non-employee directors would have received a restricted stock unit award with a grant date fair value of $150,000, also prorated for any partial year of service. Each New Director Award will vest on the earlier of (i) the one-year anniversary of the date the New Director Award is granted or (ii) the day of the annual meeting next following the date the New Director Award is granted, in each case, subject to the non-employee director continuing to be a service provider through the applicable vesting date.

Annual Award

Each non-employee director will automatically receive, on the date of each annual meeting of stockholders, an annual award of 50,000 common stock options (the "Annual Award"), with a strike price of fair market value at the time of the grant. Prior to the adoption of the amended outside director compensation policy in February 2024, the policy provided that each non-employee director would automatically receive, on the date of each annual meeting of stockholders, a restricted stock unit award with a grant date fair value of $150,000. For 2023, our non-employee directors, in order to reduce the number of shares used under our 2021 Equity Incentive Plan ("2021 Plan"), voluntarily waived one half of their annual equity award. Annual Awards vest on the earlier of (i) the one-year anniversary of the date the Annual Award is granted or (ii) the day prior to the date of the annual meeting next following the date the Annual Award is granted, in each case, subject to the non-employee director continuing to

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be a service provider through the applicable vesting date. If a non-employee director is appointed chairperson of the Board other than as of the date of the annual meeting of stockholders, such director will receive a pro rata award in connection with such appointment for the time between the appointment and the next annual meeting of stockholders.

In the event of a "change in control" (as defined in our 2021 Equity Incentive Plan), each non-employee director's outstanding awards will become fully vested.

Director Compensation for 2023

The following table sets forth information regarding the total compensation awarded to, earned by or paid to our non-employee directors for their service on our Board of Directors, for the fiscal year ended December 31, 2023. Directors who are also our employees receive no additional compensation for their service as directors during the time periods when they are also our employees.

Following Mr. Wolff's resignation as our Executive Chairman effective as of February 1, 2023, he became a non-employee director and was compensated under our outside director compensation policy (described above). Prior to his resignation, Mr. Wolff was compensated pursuant to an amended and restated employment agreement which provided him an annual base salary of $350,000 and under which he was eligible for an annual restricted stock unit award with a target grant date fair value of $500,000. On October 19, 2023, Mr. Wolff was re-hired as an employee and began serving as our Executive Vice Chairman. As Mr. Wolff was not a Named Executive Officer for 2023, his 2023 employee and outside director compensation is included in the below table. See "Executive Compensation" for information regarding Ms. Peterson's compensation.

Name	Fees Paid or Earned in Cash ($)	Stock Awards ($)(1)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Priya Balasubramaniam	$51,500	$75,000	—	—	—	—	$126,500
Brian D. Finn	$53,000	$75,000	—	—	—	—	$128,000
Peter Klein	$57,125	$75,000	—	—	—	—	$132,125
Matthew Shigenobu Muta	$58,246	$75,000	—	—	—	—	$133,246
Admiral Eric T. Olson	$61,250	$75,000	—	—	—	—	$136,250
Dennis Weibling	$112,333	$105,208	—	—	—	—	$217,541
Benjamin G. Wolff(2)	$35,887	$137,500	—	—	—	$75,026	$248,413

(1)
The amounts in this column represent the aggregate grant-date fair value of awards granted to each non-employee director pursuant to the non-employee director compensation policy, computed in accordance with the Financial Accounting Standards Board's ("FASB") Accounting Standards Codification ("ASC") Topic 718. See Notes 1 and 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of the assumptions made by us in determining the grant-date fair value of our equity awards.
(2)
Mr. Wolff, who served as our Executive Chairman until February 1, 2023 and served as our Executive Vice Chairman from October 19, 2023 until February 23, 2024 when he became our Chief Executive Officer, and was an employee during those periods of service, did not receive compensation under our outside director compensation policy for services on the Board during those periods. The figure under "All Other Compensation" for Mr. Wolff includes $30,492 for salary paid for service as our Executive Chairman during 2023 and $44,534 for salary paid for service as our Executive Vice Chairman during 2023.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2023 (including Mr. Wolff):

Name	Number of Shares Underlying Outstanding Stock Awards	Number of Shares Underlying Outstanding Options
Priya Balasubramaniam(1)	32,510	—
Brian D. Finn	32,510	—
Peter Klein(2)	32,510	42,744
Matthew Shigenobu Muta	32,510	—
Eric T. Olson	32,510	17,098
Dennis Weibling	43,347	1,959
Benjamin G. Wolff(3)	32,510	170,974
(1)
Effective January 19, 2024, Ms. Balasubramaniam resigned from the Board and her outstanding equity awards have been cancelled.
(2)
Effective January 19, 2024, Mr. Klein, resigned from the Board and his outstanding equity awards have been cancelled.
(3)
On February 27, 2024, Mr. Wolff voluntarily cancelled the option to purchase 170,974 shares of the Common Stock in order to make more shares available under the Issuer's 2021 Equity Incentive Plan for employee recruiting and retention purposes.

2024 PROXY STATEMENT | 31

PROPOSAL NO. 1

ELECTION OF CLASS III DIRECTORS

Our Board of Directors currently consists of six directors and is divided into three classes with staggered three-year terms. At the Annual Meeting, two current directors are up for election as Class III directors for a three-year term to succeed the same class whose term is then expiring. Each director's term continues until the expiration of the term for which such director was elected and until such director's successor is elected and qualified or until such director's earlier death, resignation or removal.

Nominees

Our Nominating and Corporate Governance Committee has recommended that the Board of Directors nominate, and our Board of Directors has nominated, Brian D. Finn and Laura J. Peterson for election as Class III directors at the Annual Meeting. Mr. Finn is a current Class III director whose term is expiring upon the Annual Meeting. Our Board of Directors has determined to reassign Ms. Peterson from a Class II director to a Class III director and, in connection therewith, Ms. Peterson will stand for election at the Annual Meeting as a Class III director. Ms. Peterson will continue to serve as a member of our Board of Directors as a Class II director until the Annual Meeting. If elected, each of the nominees will serve as a Class III director until the 2027 annual meeting of stockholders and until his or her respective successor is elected and qualified or until his or her earlier death, resignation or removal. For more information concerning the nominees, please see the section titled "Board of Directors and Corporate Governance."

Each of the nominees has agreed to serve as a director if elected, and management has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy.

Vote Required

Each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non-vote, will have no effect on the outcome of the election.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

2024 PROXY STATEMENT | 32

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed KPMG LLP ("KPMG") as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2024. KPMG has served as our independent registered public accounting firm since April 2024.

At the Annual Meeting, we are asking our stockholders to ratify the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Our Board of Directors is submitting the appointment of KPMG for stockholder ratification because we value our stockholders' views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of KPMG, and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year. If our stockholders do not ratify the appointment of KPMG, our Audit Committee will reconsider the appointment and may decide either to continue with KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2024 or to appoint another independent registered public accounting firm. Representatives of KPMG are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our stockholders.

Change of the Independent Registered Public Accounting Firm

As disclosed in our Current Report on Form 8-K, filed on April 9, 2024 with the SEC, on April 3, 2024, our Audit Committee dismissed Ernst & Young LLP ("EY") as our independent registered public accounting firm. The Audit Committee oversaw a competitive process to determine the Company's independent registered public accounting firm for the 2024 fiscal year. Several independent registered public accounting firms were invited to participate in the process. EY was invited to participate, but declined. EY served as our independent public accounting firm from September 2021 until April 1, 2024, including for the fiscal years ended December 31, 2023, 2022, and 2021 respectively, and served as Old Sarcos' independent registered public accounting firm since December 2020.

Information about Ernst & Young LLP

EY's reports on our consolidated financial statements as of and for the years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the date of the Audit Committee's action dismissing EY, there were no (a) "disagreements" (within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act and the related instructions thereto) with EY on any matter of accounting principles or practices, financial statement

2024 PROXY STATEMENT | 33

PROPOSAL NO. 2

disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements, or (b) "reportable events" requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

We provided EY with a copy of a Current Report on Form 8-K (the "Form 8-K"), which was filed with the SEC on April 9, 2024, and requested EY furnish us with a letter addressed to the SEC stating whether EY agreed with the disclosures in the Form 8-K and, if not, stating the respects in which it did not agree. We received the requested letter from EY and a copy of the letter, dated April 9, 2024, was filed as Exhibit 16.1 of the Form 8-K and such letter is incorporated by reference herein.

Information about KPMG

In connection with the dismissal of EY and on the same date, the Audit Committee approved the engagement of KPMG as our new independent registered public accounting firm for the year ending December 31, 2024, effective April 3, 2024. During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the date of the Audit Committee's action engaging KPMG, neither we, nor anyone acting on our behalf, consulted with KPMG regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by EY for the years ended December 31, 2023 and 2022.

	2023	2022
	(in thousands)
Audit Fees(1)	$881	$1,154
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
Total Fees	$881	$1,154

(1)
"Audit Fees" consist of fees for professional services rendered in connection with the audit of our consolidated financial statements, review of our quarterly consolidated financial statements and consultations and services in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)
There were no fees billed by Ernst & Young LLP for professional services rendered for audit-related services for the years ended December 31, 2023 and 2022, respectively.
(3)
There were no fees billed by Ernst & Young LLP for professional services rendered for tax services for the years ended December 31, 2023 and 2022, respectively.

Auditor Independence

In 2023, there were no other professional services provided by EY, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of EY.

KPMG has provided no professional services to the Company that would prevent the Audit Committee from determining that KPMG is independent.

2024 PROXY STATEMENT | 34

PROPOSAL NO. 2

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our Audit Committee is required to pre-approve all audits and audit fees, and pre-approve (or, where permitted under the rules and regulations of the SEC, subsequently approve) all non-audit and tax services to be performed by our independent registered public accounting firm. Since the adoption of this policy, all services provided by EY for our fiscal years ended December 31, 2023 and 2022, respectively, were pre-approved by our Audit Committee.

Vote Required

The ratification of the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as a vote AGAINST this proposal. As this proposal is considered a routine proposal, we do not expect any broker non-votes with respect to this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2024.

2024 PROXY STATEMENT | 35

REPORT OF THE AUDIT COMMITTEE

We, the Audit Committee of the Board of Directors of Palladyne AI Corp. (the "Company"), have the responsibility to, among other things, oversee the preparation of the Company's consolidated financial statements, the Company's system of internal controls and the qualifications, independence, compensation and performance of the Company's independent registered public accounting firm (the "independent auditor"). We have the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. Our specific duties and responsibilities are described in our charter, which is available on the Company's website (www.palladyneai.com) under the tab "Investor – Investor Relations – Governance." We review the charter annually and work with the Board of Directors and the Nominating and Corporate Governance Committee of the Board of Directors to amend it as appropriate. The Board of Directors has determined that each of us is an independent director based on the Nasdaq Stock Market's listing standards and that each of us also satisfies the Securities and Exchange Commission's ("SEC") additional independence requirements for members of Audit Committees. In addition, the Board of Directors has determined that Dennis Weibling is an "audit committee financial expert" as defined by SEC rules.

Management is responsible for the financial reporting process, including the Company's system of internal controls, and for the preparation of the Company's consolidated financial statements in accordance with U.S. generally accepted accounting principles (GAAP). The Company's independent auditor, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and to issue reports thereon. Because the Company is an Emerging Growth Company as defined by SEC rules, the Company's independent auditor is not required to, nor has it been engaged to, perform an audit of the Company's internal control over financial reporting. Our responsibility is to oversee these processes, and we rely on the expertise and knowledge of management and the independent auditor in carrying out that role. We are not professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance or professional opinion as to the sufficiency of external audits, whether the Company's consolidated financial statements are complete and accurate and are in accordance with GAAP or on the effectiveness of the Company's system of internal control over financial reporting.

We reviewed and discussed with management and Ernst & Young LLP ("EY"), the Company's independent auditor for the year ended December 31, 2023, the Company's periodic reports for the year ended December 31, 2023, including the Company's 2023 audited consolidated financial statements and related annual report on Form 10-K, filed with the SEC. In connection with such discussions, EY addressed the matters required to be discussed with us by applicable PCAOB standards and SEC rules and regulations. In addition, we discussed with EY the overall scope and plans for its audit. We met periodically with EY, as appropriate, to discuss its work and the results of its audit. Our meetings included, whenever we deemed appropriate, executive sessions with the Company's independent auditor without the presence of management.

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REPORT OF THE AUDIT COMMITTEE

We have also received the written disclosures and the letter from EY required by PCAOB Rule 3526 ("Communication With Audit Committees Concerning Independence") and have discussed with EY its independence with respect to the Company.

Based on the review and discussions referred to above, we recommended to the Board of Directors that the Company's audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2023.

Respectfully submitted by the members of the Audit Committee of the Board of Directors:

Dennis Weibling, Chair

Eric T. Olson

Matthew Shigenobu Muta

This Audit Committee report shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Palladyne AI Corp. under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent Palladyne AI Corp. specifically requests that the information be treated as "soliciting material" or specifically incorporates it by reference.

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EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of March 31, 2024.

Name	Age	Position
Benjamin G. Wolff(1)	55	President, Chief Executive Officer and Director
Dr. Denis Garagić	55	Chief Technology Officer
Stephen Sonne (2)	55	Chief Legal Officer and Secretary
Trevor Thatcher(3)	38	Chief Financial Officer
Matthew Vogt(2)	47	Chief Revenue Officer

(1)
Biographical information for Mr. Wolff is set forth above under Board of Directors and Corporate Governance – Continuing Directors beginning on page 8.
(2)
Mr. Sonne and Mr. Vogt were determined to be executive officers on November 3, 2023.
(3)
Mr. Thatcher became our Chief Financial Officer on March 5, 2024.

Dr. Denis Garagić

Dr. Denis Garagić has served as our Chief Technology Officer since January 2022. Dr. Garagić is the co-founder of our AI/ML business and served as Old Sarcos' Chief Scientist, Advanced Systems and AI from June 2020 until the Business Combination when he became our Chief Scientist, Advanced Systems & AI, a position he held until his promotion in January 2022. Prior to joining Old Sarcos, he served as Chief Scientist at BAE Systems FAST Labs from April 2007 to May 2020, guiding the creation of cognitive computing solutions that provide machine intelligence and anticipatory intelligence to solve challenges across the Department of Defense and intelligence community. Dr. Garagić has been a Technical Review Authority, Principal Investigator or Research Lead on numerous programs, including the Defense Advanced Research Projects Agency (DARPA) and Air Force Research Labs research programs. Dr. Garagić is also a regular speaker at international meetings and conferences on AI & machine learning. Dr. Garagić received his B.S. and M.S. degrees in Mechanical Engineering and Technical Cybernetics from The Czech Technical University in Prague and received his Ph.D. in Mechanical Engineering from The Ohio State University.

2024 PROXY STATEMENT | 38

Stephen Sonne

Stephen Sonne has served as our Chief Legal Officer and Secretary since September 2022, overseeing all legal activities for the Company. Beginning in February 2024, he also began overseeing the Company's human resource function. Prior to becoming Chief Legal Officer, Mr. Sonne served as Senior Vice President and General Counsel from February 2022 to September 2022. From January 2013 until March 2021, he served as Senior Vice President, Associate General Counsel and, from April 2018 to March 2021, Corporate Secretary for Booking Holdings (Nasdaq: BKNG), the parent company of Booking.com, priceline.com, KAYAK, agoda.com, Rentalcars.com and OpenTable, overseeing Booking Holdings' public reporting, securities offering, mergers and acquisitions and corporate governance activities, among other things. Prior to Booking Holdings, Mr. Sonne served as a Partner at O'Melveny & Myers LLP, a premier international law firm. He holds a Bachelor of Arts in Political Science and Spanish from Brigham Young University, an MBA from Duke University's Fuqua School of Business and a Juris Doctor degree from the Duke University School of Law.

Trevor Thatcher

Trevor Thatcher has served as our Chief Financial Officer since March 2024. Mr. Thatcher has over 10 years of experience providing strategic and operational financial leadership to public companies. Mr. Thatcher joined us in December 2021 as VP, Corporate Controller. Before joining Palladyne AI Corp., Mr. Thatcher served in various accounting roles from 2014 to 2016 at LifeVantage Corporation (Nasdaq: LFVN), including serving as SVP, Corporate Controller from 2016 until 2021. He oversaw the company's accounting, tax, commissions, treasury and internal audit functions, was a member of the company's international and product expansion teams and helped to align and consolidate company-wide processes to drive operational efficiencies. Previous to LifeVantage, Mr. Thatcher served in other accounting and finance roles and began his career in public accounting at a local Utah firm. Mr.Thatcher earned his Masters of Accounting from the University of Utah and his Bachelors of Science in Accounting and Economics from Utah State University. He is a Certified Public Accountant in Utah and was a recipient of the Direct Selling "Forces Under 40" award in 2017 while working for LifeVantage Corporation.

2024 PROXY STATEMENT | 39

Matthew Vogt

Matthew Vogt has served as our Chief Revenue Officer since July 2023. In this role, he is responsible for overseeing and optimizing all revenue-generating activities for the Company. Previously, from December 2021 to July 2023, Mr. Vogt served as our Senior Vice President of Global Defense Solutions where he was responsible for strategic customer engagements, partnerships and program execution, business development, customer-funded research and development, and domestic and international sales. Prior to joining us, Mr. Vogt was Senior Director of Business Development at AeroVironment, Inc., a global leader in unmanned aircraft systems from 2011 to 2021. During that time, Mr. Vogt led business development efforts for customers in the Department of Defense, Department of Homeland Security, Department of Justice, Department of Defense Labs, multiple international governments and militaries, and various corporate entities. While at AeroVironment, he also led the MacCready Works business development market segment, a group focused on classified programs, customer-funded research and development projects and merger and acquisition activities. Mr. Vogt began his professional career as a U.S. Marine Corps AV-8B Harrier attack pilot and later served as a Marine Special Operations Command Forward Air Controller and Joint Terminal Attack Controller. Mr. Vogt holds a Bachelor's degree in Politics from Princeton University and an MBA from the University of Southern California.

2024 PROXY STATEMENT | 40

EXECUTIVE COMPENSATION

We have designed our compensation and benefits programs to attract, retain, incentivize and reward talented and qualified executives. We believe our compensation program should promote our success and align executive incentives with the long-term interests of our stockholders. Our current compensation programs primarily consist of salary, bonuses and equity compensation awards. We believe that our use of equity compensation awards strongly aligns the interests of our executive officers with those of our stockholders by providing meaningful compensation opportunities through the use of long-term equity incentives. Further, we believe that the vesting schedules associated with our equity compensation awards promote our accomplishment of key objectives and our long-term success. As a result, we do not believe that our compensation programs promote excessive or inappropriate risk-taking. As our needs evolve, we intend to continue to evaluate our philosophy and compensation programs as circumstances require.

Our named executive officers, consisting of each individual serving in the role of principal executive officer in 2023, the next two most highly compensated executive officers (other than our principal executive officers during 2023) as of December 31, 2023, and up to two additional individuals who were executive officers in 2023 but were not serving as executive officers as of December 31, 2023, were:

•
Kiva Allgood, our former President and Chief Executive Officer;
•
Laura J. Peterson, our former President and Chief Executive Officer and current Executive Vice Chair and Director;
•
Jorgen Pedersen, our former Chief Operating Officer;
•
Andrew Hamer, our former Chief Financial Officer; and
•
Denis Garagić, our Chief Technology Officer.

Summary Compensation Table

The following table presents information regarding the compensation of our named executive officers for services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 if they were an executive officer during those years:

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Kiva Allgood(4)	2023	$170,792	—	$450,000	$450,000	$547,057	$1,617,849
President and Chief Executive Officer	2022	$432,693	$337,500	$900,000	$901,768	—	$2,571,961
Laura Peterson(5)	2023	$290,985	—	—	—	$20,867	$311,852
President and Chief Executive Officer
Jorgen Pedersen(6)	2023	$231,386	—	$86,500	$86,500	$446,175	$850,561
Chief Operating Officer	2022	$209,896	$85,313	$2,999,999	—	—	$3,295,208
Andrew Hamer(7)	2023	$403,959	—	$125,000	$125,000	$60,000	$713,959
Chief Financial Officer	2022	$75,385	$33,750	$750,000	$753,296	—	$1,612,431
Denis Garagić(8)	2023	$332,856	$118,000	$125,000	$125,000	—	$700,856
Chief Technology Officer

2024 PROXY STATEMENT | 41

EXECUTIVE COMPENSATION

(1)
The amounts in this column represent discretionary bonuses approved by our Compensation Committee after taking into account the Company's performance against targets and individual performance.
(2)
The amounts in this column represent the aggregate grant-date fair value of awards granted to each named executive officer, computed in accordance with the FASB ASC Topic 718. See Notes 1 and 9 to our audited consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2023 for a discussion of the assumptions made by us in determining the grant-date fair value of our equity awards.
(3)
Amounts reported in the "All Other Compensation" column for 2023 include (i) for Ms. Allgood, a monthly housing stipend ($63,000), severance ($473,000), and COBRA ($11,057), (ii) for Ms. Peterson, payments related to her service provided as a non-employee director ($20,867), (iii) for Mr. Pedersen, severance ($170,625), the intrinsic value of our common stock which was released in accordance with Mr. Pedersen's redemption rights agreement ($266,001), and COBRA ($9,549), and (iv) for Mr. Hamer, a monthly housing stipend ($60,000).
(4)
Ms. Allgood ceased to be our President and Chief Executive Officer on May 11, 2023.
(5)
Ms. Peterson became our President and Chief Executive Officer on May 11, 2023, and ceased to be our President and Chief Executive Officer on February 23, 2024.
(6)
Mr. Pedersen ceased to be our Chief Operating Officer on July 12, 2023.
(7)
Mr. Hamer ceased to be our Chief Financial Officer on March 5, 2024.
(8)
Dr. Garagić became an executive officer on March 25, 2022. Dr. Garagić was not a named executive officer in 2022. As such, Dr. Garagić's compensation for 2022 is not included in the table above.

Outstanding Equity Awards at Fiscal 2023 Year-End

The following table sets forth information regarding outstanding equity awards held by Palladyne AI Corp.'s named executive officers as of December 31, 2023.

		Stock Awards			Option Awards
Name	Grant Date(1)	Number of Shares, Units or Other Rights That Have Not Vested(#)		Market Value of Units of Stock that Have Not Vested (2) ($)	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)		Option Exercise Price	Option Expiration Date
Andrew Hamer(7)	11/20/2022	—		—	41,118	123,356	(3)	$7.02	11/20/2032
Andrew Hamer	11/20/2022	80,127	(4)	$57,796	—	—		—
Andrew Hamer	3/29/2023	—		—	—	68,486	(5)	$2.82	3/29/2033
Andrew Hamer	3/29/2023	44,631	(6)	$32,192	—	—		—
Denis Garagić	5/29/2020	—		—	21,372	—		$7.44	5/28/2030
Denis Garagić	5/20/2022	—		—	5,326	8,878	(8)	$24.54	5/20/2032
Denis Garagić	5/20/2022	5,615	(9)	$4,050	—	—		$—
Denis Garagić	3/29/2023	—		—	—	68,486	(5)	$2.82	3/29/2023
Denis Garagić	3/29/2023	44,631	(6)	$32,192	—	—		—

(1)
Represents grant dates of the stock option and stock awards.
(2)
The market value of unvested shares is calculated by multiplying the number of unvested shares by the closing market price of our common stock on December 29, 2023, the last trading day of the year, which was $0.7213 per share.
(3)
25% of the shares subject to the option award vested on November 20, 2023, and thereafter 1/12th of the remaining portion of the shares subject to the option award will vest on each quarterly vesting date thereafter, subject to continued service through such date.
(4)
Represents restricted stock units with each unit representing the right to receive one share of our Common Stock ("RSUs"). 25% of the award vested on November 20, 2023, and thereafter 1/12th of the remaining portion of the award will vest on each quarterly vesting date thereafter, subject to continued service through such date.
(5)
25% of the shares subject to the option award will vest on March 29, 2024, and thereafter 1/12th of the remaining portion of the shares subject to the option award will vest on each quarterly vesting date thereafter, subject to continued service through such date.
(6)
Represents RSUs, 25% of the award will vest on March 29, 2024, and thereafter 1/12th of the remaining portion of the award will vest on each quarterly vesting date thereafter, subject to continued service through such date.

2024 PROXY STATEMENT | 42

EXECUTIVE COMPENSATION

(7)
Effective March 5, 2024, Mr. Hamer ceased to be our Chief Financial Officer and his outstanding equity awards have been cancelled, with the exception of vested options, which will expire on June 8, 2024 if not exercised prior to such date.
(8)
25% of the shares subject to the option award vested on May 20, 2023, and thereafter 1/12th of the remaining portion of the shares subject to the option award will vest on each quarterly vesting date thereafter, subject to continued service through such date.
(9)
Represents RSUs, 25% of the award vested on May 20, 2023, and thereafter 1/12th of the remaining portion of the award will vest on each quarterly vesting date thereafter, subject to continued service through such date.

In April 2024, the Company approved amendments to certain options held by seven senior employees, including Dr. Garagić's option awards granted on May 29, 2020, May 20, 2022 and March 29, 2023. These options were amended to (a) reduce the per share exercise price of the options to $1.59, which is equal to the closing price of the Company's common stock on April 17, 2024, the effective date of the amendment, and (b) revise the vesting terms to provide that none of the shares underlying such options are vested on the effective date of the amendment, and 25% of the shares underlying the options will vest on March 29, 2025, and then subsequently 1/12 of the remaining shares underlying the options will vest on each of the company's quarterly vesting dates, subject to Dr. Garagić continuing to be a service provider as of each such vesting date. The amended terms of these awards are not reflected in the table above because the amendment was entered into following the end of the 2023 fiscal year.

2023 Named Executive Officer Equity Compensation Decisions

Ms. Allgood's, Mr. Pedersen's, Mr. Hamer's and Dr. Garagić's annual long-term incentive plan awards for 2023 were granted in March 2023. After considering market information provided by the Compensation Committee's compensation consultant, Mercer, the Company's previously approved compensation philosophy and general target compensation levels, peer information and individual performance, the amount of the awards was approved by the Compensation Committee and with respect to Ms. Allgood's equity awards, the amounts were recommended to be approved by the Board and then approved by the Board.

In addition to the market data and other considerations mentioned above, the Compensation Committee and the Board considered the Company's stock price and shares available for grant under its 2021 Equity Incentive Plan when determining the awards, and, in light of these considerations, ultimately awarded half of what would have otherwise been awarded.

Clawback Policy

During 2023, we adopted a compensation recovery policy designed to comply with the mandatory compensation "clawback" requirements under applicable SEC and Nasdaq listing rules. Under the policy, in the event of certain accounting restatements, we will be required to recover erroneously received incentive-based compensation from our executive officers representing the excess of the amount actually received over the amount that would have been received had the financial statements been correct in the first instance. The compensation committee has discretion to make certain exceptions to the clawback requirements (when permitted by Nasdaq rules) and ultimately determine whether any adjustment will be made.

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EXECUTIVE COMPENSATION

Named Executive Officer Employment Arrangements

Our named executive officers were at-will employees. The key terms of employment with respect to our named executive officers are discussed below. In addition, each of our named executive officers has executed our standard form of confidential information, invention assignment, nonsolicitation and noncompetition agreement, or confidentiality agreement.

Laura J. Peterson

In May 2023, Ms. Peterson was appointed as Interim President and Chief Executive Officer and served in that role until she was appointed as President and Chief Executive Officer in October 2023. Ms. Peterson served as President and Chief Executive Officer from October 2023, until February 2024. While serving in these roles, she received a base salary ($460,000 per year) and was eligible to receive an annual bonus (initially with a target opportunity of 100% of Ms. Peterson's annual base salary), which would be prorated for the first year of service in this capacity. During her service in these roles, Ms. Peterson did not receive compensation as a non-employee member of the Board.

Kiva Allgood

In December 2021, we entered into an employment agreement with Ms. Allgood (the "Allgood Employment Agreement") in connection with Ms. Allgood's appointment as our President and Chief Executive Officer. Ms. Allgood's employment terminated in May 2023. The Allgood Employment Agreement did not have a specific term and provided that Ms. Allgood was an at-will employee. Under the Allgood Employment Agreement, Ms. Allgood received an initial base salary of $450,000 per year and was eligible to receive an annual target bonus of 100% of Ms. Allgood's annual base salary. During the term of her employment with us, and for so long as she spent more than half of her working-time each month at our Salt Lake City headquarters, we paid her a monthly stipend in cash of $5,000 per month initially and later increased to $7,000 per month, less applicable tax withholding, to cover corporate housing costs in the Salt Lake City metropolitan area.

In connection with Ms. Allgood's appointment as President and Chief Executive Officer, the Board of Directors granted to Ms. Allgood (1) an option to purchase shares of our Common Stock with an approximate value of $3,000,000 and (2) an award of restricted stock units with respect to shares of our Common Stock with an approximate value of $3,000,000.

If, within the period beginning three months before and ending twelve months after a change in control, or the change in control period, Ms. Allgood's employment was terminated by us without "cause" (excluding by reason of death or "disability") or she resigned for "good reason" (as such terms are defined in her employment agreement), Ms. Allgood would have become entitled to the following benefits:

•
a lump-sum payment equal to twelve months of her annual base salary at the highest rate during the term of the Allgood Employment Agreement;

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EXECUTIVE COMPENSATION

•
a lump-sum payment equal to 100% of her target annual bonus as in effect for the fiscal year in which his termination of employment occurs or, if such amount is greater, as in effect for the fiscal year in which the change in control occurs; provided that, in either case, the Company has not previously paid Ms. Allgood a bonus corresponding to such fiscal year;
•
reimbursement for the premium costs to continue health coverage under the Consolidated Omnibus Reconciliation Act of 1985 as amended, or COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to twelve months following her termination date; and
•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at target levels.

If, outside the change in control period, Ms. Allgood's employment was terminated by us without cause (excluding by reason of death or disability) or she resigned for good reason, Ms. Allgood would have become entitled to the following benefits:

•
continued payment of her annual base salary at the highest rate during the term of the Allgood Employment Agreement for a period of twelve months following her termination date; and
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to twelve months following her termination date.

The receipt of the payments and benefits above was conditioned on Ms. Allgood timely signing and not revoking a release of claims, complying with her confidentiality agreement and the Allgood Employment Agreement.

In addition, if any of the payments or benefits provided for under Ms. Allgood's employment agreement or otherwise payable to Ms. Allgood would constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, or the Code, and would be subject to the related excise tax, she would have been entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to her. Ms. Allgood's employment agreement did not require us to provide any tax gross-up payments to her.

In June 2023, we entered into a separation agreement with Ms. Allgood pursuant to which she received (i) a lump sum severance payment equivalent to 12 months of Ms. Allgood's base salary, less applicable withholdings, (ii) up to 12 months of direct payment of COBRA premiums, (iii) a lump sum payment equal to $28,000, less applicable withholdings, representing the housing stipend otherwise payable under the Allgood Employment Agreement for the months of June, July, August and September 2023, (iv) a lump sum automobile lease termination payment equal to $7,833.70, less applicable withholdings, and (iv) a relocation reimbursement up to a maximum aggregate amount of $21,945, less applicable withholdings, for expenses incurred in connection with Ms. Allgood's post-termination relocation. In exchange, Ms. Allgood agreed to a general release of the Company.

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EXECUTIVE COMPENSATION

Jorgen Pedersen

In March 2022, we entered into an employment agreement with Mr. Pedersen (the "Pedersen Employment Agreement") in connection with Mr. Pedersen's appointment as our Chief Operating Officer upon the closing of the acquisition of RE2, Inc. ("RE2") in April 2022. The Pedersen Employment Agreement did not have a specific term and provided that Mr. Pedersen was an at-will employee. Pursuant to the Pedersen Employment Agreement, Mr. Pedersen was entitled to an initial base salary of $325,000 per year and was eligible to receive an annual target bonus of 35% of Mr. Pedersen's annual base salary.

In connection with Mr. Pedersen's appointment as Chief Operating Officer, the Board of Directors granted to Mr. Pedersen an award of restricted stock units with respect to shares of our Common Stock with an approximate value of $3,000,000.

If, within the period beginning three months before and ending twelve months after a change in control, or the change in control period, Mr. Pedersen's employment was terminated by us without "cause" (excluding by reason of death or "disability") or Mr. Pedersen resigns for "good reason" (as such terms are defined in the Pedersen Employment Agreement), Mr. Pedersen would have become entitled to the following benefits:

•
a lump-sum payment equal to six months of his annual base salary at the highest rate during the term of the Pedersen Employment Agreement;
•
a lump-sum payment equal to 100% of his target annual bonus as in effect for the fiscal year in which his termination of employment occurs or, if such amount is greater, as in effect for the fiscal year in which the change in control occurs; provided, in either case, the Company has not previously paid Mr. Pedersen a bonus corresponding to such fiscal year;
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to twelve months following his termination date; and
•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at target levels.

If, outside the change in control period, Mr. Pedersen's employment was terminated by us without cause (excluding by reason of death or disability) or Mr. Pedersen resigned for good reason, Mr. Pedersen would have become entitled to the following benefits:

•
continued payment of his annual base salary at the highest rate during the term of the Pedersen Employment Agreement for a period of 6 months following his termination date; and
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to 6 months following his termination date.

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EXECUTIVE COMPENSATION

The receipt of the payments and benefits above was conditioned on Mr. Pedersen timely signing and not revoking a release of claims, complying with his confidentiality agreement, his lock-up agreement, his redemption rights agreement and the Pedersen Employment Agreement.

In addition, if any of the payments or benefits provided for under the Pedersen Employment Agreement or otherwise payable to Mr. Pedersen would constitute "parachute payments" within the meaning of Section 280G of the Code and would be subject to the related excise tax, he would be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him. Mr. Pedersen's employment agreement does not require us to provide any tax gross-up payments to him.

In August 2023, we entered into a separation agreement with Mr. Pedersen pursuant to which he received (i) payments in the aggregate amount of $170,767.20, less applicable withholdings, at the rate of $28,461.20 per month, less applicable withholdings, for a period of six (6) months (the "Severance Payment"), (ii) up to 6 months of direct payment of COBRA premiums. In addition, had a change in control (as defined in the Pedersen Employment Agreement) occurred within three months of his separation date, Mr. Pedersen would have been entitled to (i) a lump sum payment equal to $170,767.20, less the gross amount of any payments made as part of the Severance Payment, (ii) a lump sum bonus severance payment equal to $119,537.04, less applicable withholdings, and (iii) acceleration of vesting of Mr. Pedersen's outstanding equity awards that were unvested as of the separation date, with equity awards subject to vesting based on achievement of performance criteria vesting as to one hundred percent (100%) of the amount of the award and assuming the performance criteria had been achieved at target levels for the performance period, unless otherwise provided in the applicable award agreement. In exchange, Mr. Pedersen agreed to a general release of the Company.

Andrew Hamer

In October 2022, we entered into an employment agreement with Mr. Hamer (the "Hamer Employment Agreement") in connection with Mr. Hamer's appointment as our Chief Financial Officer. The Hamer Employment Agreement did not have a specific term and provided that Mr. Hamer was an at-will employee. Pursuant to the Hamer Employment Agreement, Mr. Hamer was entitled to an initial base salary of $400,000 per year and was eligible to receive an annual target bonus of 45% of Mr. Hamer's annual base salary. During the term of Mr. Hamer's employment, and for so long as he was not a full-time permanent remote worker, Mr. Hamer was entitled to a monthly stipend in cash of $5,000 per month, less applicable tax withholding, to cover the cost of Mr. Hamer's corporate housing costs in the Salt Lake City metropolitan area.

In connection with Mr. Hamer's appointment as Chief Financial Officer, the Board of Directors granted to Mr. Hamer (1) an option to purchase shares of our Common Stock with an approximate value of $750,000 and (2) an award of restricted stock units with respect to shares of our Common Stock with an approximate value of $750,000.

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EXECUTIVE COMPENSATION

If, within the period beginning three months before and ending twelve months after a change in control, or the change in control period, Mr. Hamer's employment was terminated without "cause" (excluding by reason of death or "disability") or Mr. Hamer resigns for "good reason" (as such terms are defined in the Hamer Employment Agreement), Mr. Hamer would have become entitled to the following benefits:

•
a lump-sum payment equal to twelve months of his annual base salary at the highest rate during the term of the Hamer Employment Agreement;
•
a lump-sum payment equal to 100% of his target annual bonus as in effect for the fiscal year in which his termination of employment occurs or, if such amount is greater, as in effect for the fiscal year in which the change in control occurs; provided, in either case, the Company has not previously paid Mr. Hamer a bonus corresponding to such fiscal year;
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to twelve months following his termination date; and
•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at target levels.

If, outside the change in control period, Mr. Hamer's employment is terminated without cause (excluding by reason of death or disability) or Mr. Hamer resigns for good reason, Mr. Hamer would have become entitled to the following benefits:

•
continued payment of his annual base salary at the highest rate during the term of the Hamer Employment Agreement for a period of 6 months following his termination date; and
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to 6 months following his termination date.

The receipt of the payments and benefits above is conditioned on Mr. Hamer's timely signing and not revoking a release of claims, complying with his confidentiality agreement and the Hamer Employment Agreement.

In addition, if any of the payments or benefits provided for under the Hamer Employment Agreement or otherwise payable to Mr. Hamer would constitute "parachute payments" within the meaning of Section 280G of the Code, and would be subject to the related excise tax, he would be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him. Mr. Hamer's employment agreement does not require us to provide any tax gross-up payments to him.

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EXECUTIVE COMPENSATION

In March 2024, we entered into a separation agreement with Mr. Hamer pursuant to which he received (i) payments in the aggregate amount of $202,500, less applicable withholdings, in equal installments for a period of six (6) months (the "Severance Payment"), (ii) a lump sum payment in the aggregate amount of $202,500 less applicable withholdings and (iii) up to 6 months of direct payment of COBRA premiums. In addition, if a change in control (as defined in the Hamer Employment Agreement) occurs within three months of his separation date, Mr. Hamer will be entitled to (i) a lump sum payment equal to $405,000, less the gross amount of any payments made as part of the Severance Payment, (ii) a lump sum bonus severance payment equal to $202,500, less applicable withholdings, and (iii) acceleration of vesting of Mr. Hamer's outstanding equity awards that were unvested as of the separation date, with equity awards subject to vesting based on achievement of performance criteria vesting as to one hundred percent (100%) of the amount of the award and assuming the performance criteria had been achieved at target levels for the performance period, unless otherwise provided in the applicable award agreement. In exchange, Mr. Hamer agreed to a general release of the Company.

Denis Garagić

In June 2023, we entered into an employment agreement with Dr. Garagić which was later amended in March 2024 (the "Garagić Employment Agreement"). The Garagić Employment Agreement does not have a specific term and provides that Dr. Garagić is an at-will employee. Pursuant to the Garagić Employment Agreement, Dr. Garagić is entitled to an initial base salary of $337,050 per year and is eligible to receive an annual target bonus of 50% of Dr. Garagić's annual base salary.

If, within the period beginning three months before and ending twelve months after a change in control, or the change in control period, Dr. Garagić's employment is terminated without "cause" (excluding by reason of death or "disability") or Dr. Garagić resigns for "good reason" (as such terms are defined in the Garagić Employment Agreement), Dr. Garagić will become entitled to the following benefits:

•
a lump-sum payment equal to six months of his annual base salary at the highest rate during the term of the Garagić Employment Agreement;
•
a lump-sum payment equal to 100% of his target annual bonus as in effect for the fiscal year in which his termination of employment occurs or, if such amount is greater, as in effect for the fiscal year in which the change in control occurs; provided, in either case, the Company has not previously paid Dr. Garagić a bonus corresponding to such fiscal year;
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to six months following his termination date; and
•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at target levels.

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EXECUTIVE COMPENSATION

If, outside the change in control period, Dr. Garagić's employment is terminated without cause (excluding by reason of death or disability) or Dr. Garagić resigns for good reason, Dr. Garagić will become entitled to the following benefits:

•
continued payment of his annual base salary at the highest rate during the term of the Garagić Employment Agreement for a period of six months following his termination date; and
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to six months following his termination date.

The receipt of the payments and benefits above is conditioned on Dr. Garagić's timely signing and not revoking a release of claims, complying with his confidentiality agreement and the Garagić Employment Agreement.

In addition, if any of the payments or benefits provided for under the Garagić Employment Agreement or otherwise payable to Dr. Garagić would constitute "parachute payments" within the meaning of Section 280G of the Code, and would be subject to the related excise tax, he will be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him. Dr. Garagić's employment agreement does not require us to provide any tax gross-up payments to him.

Retirement Benefits

All of our named executive officers are eligible to participate in our 401(k) plan on the same basis as our other employees. Our 401(k) plan provides that each participant may contribute up to 100% of such participant's pre-tax compensation, up to a statutory limit of $22,500 in 2023 and $23,000 in 2024. Participants who are at least 50 years old can also make "catch-up" contributions of an additional $7,500 above the statutory limit in 2023 and 2024. Our 401(k) plan includes a safe harbor matching contribution that is not subject to a vesting schedule, and also permits us to make discretionary nonelective and additional matching contributions subject to established limits and a vesting schedule. To date, we have not made any discretionary nonelective or additional matching contributions to the plan on behalf of participating employees. We do not offer any retirement plans or benefits other than our 401(k) plan.

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EXECUTIVE COMPENSATION

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2023. All outstanding awards relate to our common stock.

Plan Category(1)	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(7)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders
2015 Equity Incentive Plan(2)	781,051	(5)	$16.30	—
2021 Equity Incentive Plan(3)	2,847,581	(6)	$7.90	2,658,451
2021 Employee Stock Purchase Plan(4)	—		—	500,000
Equity compensation plans not approved by security holders	—		—	—
Total	3,628,632		$10.52	3,158,451

(1)
In April 2022, in connection with our acquisition of RE2, Inc. ("RE2"), we assumed certain options to acquire shares of RE2 common stock, which were converted into options to acquire shares of our common stock. As of December 31, 2023, in addition to the total shares underlying awards reported in this table, an aggregate of 396,567 shares of our common stock were underlying outstanding converted RE2 options, with a weighted-average exercise price of $5.50.
(2)
The Sarcos Corp. 2015 Equity Incentive Plan ("2015 Plan"), was approved by Old Sarcos' board of directors and stockholders. The 2015 Plan terminated in connection with the closing of the Business Combination and we will not grant any additional awards under the 2015 Plan. However, all outstanding awards under the 2015 Plan remain subject to the terms of the 2015 Plan.
(3)
Our Board of Directors adopted, and our stockholders approved the 2021 Plan. Up to 2,126,667 shares of common stock underlying awards under the 2015 Plan will be automatically added to the 2021 Plan if such awards subject to the 2015 Plan expire or otherwise terminate without having been exercised in full, are tendered or withheld by us for payment of an exercise price or for tax withholding obligations or are forfeited to be repurchased by us due to failure to vest.
(4)
Our Board of Directors adopted, and our stockholders approved, the 2021 Employee Stock Purchase Plan, or the 2021 ESPP.
(5)
Consists of 763,121 options to purchase common stock and 17,930 restricted stock units.
(6)
Consists of 1,685,396 options to purchase common stock and 1,162,185 restricted stock units.
(7)
As restricted stock units do not have any exercise price, outstanding restricted stock units are not included in the weighted-average exercise price calculation.

2024 PROXY STATEMENT | 51

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the actual beneficial ownership of Common Stock as of March 31, 2024 by:

•
each person who is the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock;
•
each of our named executive officers and directors; and
•
all of our current executive officers and directors, as a group.

Beneficial ownership is determined according to SEC rules, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including restricted stock units, options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

2024 PROXY STATEMENT | 52

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The beneficial ownership of Company Common Stock is based on 26,552,572 shares of Company Common Stock issued and outstanding as of March 31, 2024. For purposes of calculating the ownership percentages in the table below, the number of shares outstanding for each person assumes full exercise of only such person's outstanding restricted stock units, options and warrants that are exercisable within 60 days of March 31, 2024.

Name and Address of Beneficial Owners(1)	Number of Shares	%
Directors and Named Executive Officers of the Company
Kiva Allgood(2)	24,190	*
Andrew Hamer(3)	25,807	*
Jorgen Pedersen(4)	—	*
Denis Garagić(5)	66,421	*
Benjamin G. Wolff(6)	1,585,300	6.0%
Brian D. Finn(7)	947,034	3.5%
Matthew Shigenobu Muta	11,667	*
Admiral Eric T. Olson (Ret.)(8)	28,765	*
Laura J. Peterson(9)	8,816	*
Dennis Weibling(10)	510,223	1.9%

All Current Executive Officers and Directors as a Group (10 individuals)	3,237,526	12.0%

5% Holders
Marc Olivier(11)	2,026,772	7.6%
Fraser Smith(12)	2,238,158	8.4%
Kerber William Xavier III(13)	2,083,850	7.8%
Schlumberger Technology Corporation(14)	1,323,292	5.0%

* Represents less than 1%

(1)
Unless otherwise noted, the business address of each of our securityholders is c/o Palladyne AI Corp., 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.
(2)
Ms. Allgood ceased to be our President and Chief Executive Officer on May 11, 2023 and is no longer an executive officer of the Company.
(3)
Mr. Hamer ceased to be our Chief Financial Officer on March 5, 2024 and is no longer an executive officer of the Company.
(4)
Mr. Pedersen ceased to be our Chief Operating Officer on July 12, 2023 and is no longer an executive officer of the Company.
(5)
Consists of (a) 13,191 shares of Common Stock held by Dr. Garagić; (b) 3,352 shares of Common Stock underlying restricted stock units held by Dr. Garagić scheduled to vest within 60 days of March 31, 2024; and (c) 49,878 shares of Common Stock underlying options exercisable within 60 days of March 31, 2024.
(6)
Consists of (a) 383,119 shares of Common Stock held by Mare's Leg Capital, LLC ("MLC") an entity wholly owned by Mr. Wolff and his spouse, Julie Wolff; (b) 1,201,277 shares of Common Stock held by Mr. Wolff; and (c) 904 shares of Common Stock held by Ms. Wolff.
(7)
Consists of (a) 29,632 shares of Common Stock held by Mr. Finn; (b) 360,234 shares of Common Stock held by Marstar Investments, LLC ("Marstar"); (c) 85,858 shares of Common Stock held by MI-MJ LLC ("MI-MJ"); (d) 228,185 shares of Common Stock underlying private placement warrants held by Marstar and MI-MJ exercisable within 60 days of March 31, 2023; and (e) 243,125 shares of Common Stock held by MI-CM LLC ("MI-CM"). Mr. Finn is the administrator of and has sole voting and dispositive control over the shares held by Marstar, MI-MJ and MI-CM. The business address of Marstar, MI-MJ and MI-CM is 38 Evans Drive, Brookville, NY 11545.
(8)
Consists of (a) 11,667 shares of Common Stock held by Adm. Olson; and (b) 17,098 shares of Common Stock underlying options held by Adm. exercisable within 60 days of March 31, 2024.
(9)
Consists of 8,816 shares of Common Stock held by Ms. Peterson. Ms. Peterson ceased to be our President and Chief Executive Officer on February 23, 2024 and is no longer an executive officer of the Company. Ms. Peterson continues to serve as a member of the Board of Directors of the Company and as an employee of the Company.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(10)
Consists of (a) 131,484 shares of Common Stock held by Mr. Weibling; (b) 376,780 shares of Common Stock held by the Weibling Living Trust; and (c) 1,959 shares of Common Stock underlying options exercisable within 60 days of March 31, 2024. Mr. Weibling has sole voting and dispositive power over the shares held by the Weibling Living Trust. The business address of the Weibling Living Trust is 2205 Carillon Point, Kirkland, WA 98033.
(11)
Based on our records and a Schedule 13D/A filed with the SEC on July 31, 2023. According to such filing, the residence or business address of Marc Olivier is 1941 S Wasatch Dr, Salt Lake City, UT 84108.
(12)
Consists of (a) 2,229,565 shares of Common Stock held by Mr. Smith; (b) 833 shares of Common Stock underlying restricted stock units held by Mr. Smith scheduled to vest within 60 days of March 31, 2024; and (c) 7,760 shares of Common Stock underlying options exercisable within 60 days of March 31, 2024.
(13)
Based on a Schedule 13D filed with the SEC on March 5, 2024. According to such filing, the residence or business address of Kerber William Xavier III is 3917 NE 104th Oklahoma City, 73131.
(14)
Consists of 1,323,293 shares of Common Stock held by Schlumberger Technology Corporation ("STC"). Schlumberger N.V. (Schlumberger Limited) ("SLB"), Schlumberger B.V. ("SBV"), Schlumberger Holdings Corporation ("SHC"), and STC stated in their joint Schedule 13G/A filing with the SEC on January 26, 2024 (the "Schlumberger 13G filing") that, of the 1,323,293 shares beneficially owned at December 31, 2023, SLB, SBV, SHC and STC have shared voting and investment power with respect to 1,323,293 shares. According to the Schlumberger 13G filing, SLB is the sole stockholder of SBV, SBV is the sole stockholder of SHC and SHC is the sole stockholder of STC. According to the Schlumberger 13G filing, the business address of SLB is 5599 San Felipe, 17th Floor, Houston, Texas 77056; the business address of SBV is Parkstraat 83, 2514 JG The Hague, Netherlands; and the business address of each of SHC and STC is 300 Schlumberger Drive, Sugar Land, Texas 77478.

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RELATED PERSON TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, discussed in the sections titled "Board of Directors and Corporate Governance" and "Executive Compensation," the following is a description of each transaction since January 1, 2022, and each currently proposed transaction, in which:

•
we were a participant;
•
the amount involved exceeded or exceeds $120,000; and
•
any of our directors, executive officers or beneficial holders known to us of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Certain Relationships and Related Person Transactions

Employment Arrangements with Immediate Family Members of Our Executive Officers and Directors

Julie Wolff, spouse of Benjamin G. Wolff, our Chief Executive Officer and director, served as our and Old Sarcos' Chief Legal Officer From September 2016 until August 2022 and as our Strategic Advisor to General Counsel from September 2022 to March 2023. She was also a member of Old Sarcos' board of directors from September 2016 until the Business Combination. For the years ended December 31, 2022 and December 31, 2023, Ms. Wolff received total compensation, including base salary, bonus and other compensation (including the grant date fair value of equity awards granted during those years), of $662,708 and $18,000, respectively.

Sparks Marketing Group Services Agreement

Following the acquisition of Group Delphi's trade group and events division by Sparks Marketing Group Corp., or Sparks Group, Old Sarcos entered into a Master Services Agreement with Sparks Group, dated May 16, 2021, pursuant to which Sparks Group will provide certain goods and services, including buildout, branding, operations and maintenance of product roadshow. Palladyne AI Corp. paid Sparks Group approximately $210,000 during 2022 and $230,000 during 2023. Byrne Sanford, the brother-in-law of Benjamin G. Wolff, works for Sparks Group as Vice President Strategic Accounts.

Acquisition of RE2, Inc.

On April 25, 2022, we completed the previously announced acquisition of RE2 pursuant to the RE2 Merger Agreement by and among us, Spiral Merger Sub 1, Inc., a Delaware corporation and wholly-owned subsidiary of ours and Spiral Merger Sub II, LLC, a Delaware limited liability company and wholly-owned subsidiary of ours, RE2, Inc. and Draper Triangle Ventures III, LP, a Delaware limited partnership, solely in its capacity as the agent for and on behalf of the stockholders of RE2 under the RE2 Merger Agreement. At the closing of the acquisition, we paid approximately $31 million in cash and issued approximately 10,800,000 shares of our common stock, a portion of which is held in escrow according to the terms of the RE2 Merger Agreement. Pursuant to the RE2 Merger Agreement, Jorgen Pedersen,

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RELATED PERSON TRANSACTIONS

the Chief Executive Officer of RE2, joined us as our Chief Operating Officer. Mr. Pedersen received approximately $8,316,361 in cash and 6,184,828 shares of our Common Stock. As of August 23, 2023, Mr. Pedersen is no longer an employee of the Company.

Agreements with Mr. Pedersen

Concurrently with the execution of the RE2 Merger Agreement, the Company and Mr. Pedersen entered into an employment agreement, which describes the terms and conditions of Mr. Pedersen's employment as Chief Operating Officer of the Company following closing of the RE2 acquisition, and a noncompetition and nonsolicitation agreement, pursuant to which Mr. Pedersen would be subject to certain restrictive covenants, each to be effective upon the closing of the RE2 acquisition. As of August 23, 2023, Mr. Pedersen is no longer an employee of the Company.

Registration Rights Agreement

Concurrently with the execution of the RE2 Merger Agreement, the Company and certain RE2 shareholders entered into a registration rights agreement pursuant to which, among other things, the Company agreed to file and maintain an effective registration statement under the Securities Act and to undertake certain other related obligations until December 31, 2022.

Lock-up Agreement

Concurrently with the execution of the RE2 Merger Agreement, the Company and Jorgen Pedersen, former President and Chief Executive Officer of RE2 and our current Chief Operating Officer, entered into a lock-up agreement, pursuant to which, among other things, Mr. Pedersen agreed to the following transfer restrictions following closing of the RE2 acquisition:

•
with respect to twenty percent (20%) of the shares received pursuant to the RE2 Merger Agreement, such shares may be transferred on the trading day following the date on which the registration statement on Form S-1 for the resale of the shares is declared effective by the SEC; and
•
with respect to the remaining eighty percent (80%) of the shares received pursuant to the RE2 Merger Agreement, such shares may be transferred beginning upon the earlier to occur of (x) such time as the Company or any of its subsidiaries have delivered to one or more customers at least twenty (20) Guardian XO and/or Guardian XT and/or Sapien commercial units (but in no event prior to the close of business on September 24, 2022) and (y) the close of business on September 24, 2023.

RE2 securityholders who are employees are subject to the same transfer restrictions following the closing of the RE2 acquisition. All such transfer restrictions have expired.

Indemnification Agreements

We are party to indemnification agreements with Old Sarcos' directors and executive officers. We have also entered into indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our second amended and restated certificate of incorporation and amended and restated bylaws. We believe that these provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. The limitation of liability and

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RELATED PERSON TRANSACTIONS

indemnification provisions in our second amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder's investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Policies and Procedures for Related Person Transactions

We have adopted a formal, written policy regarding related person transactions. This written policy regarding related person transactions provides that a related person transaction is a transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, in which we are a participant and in which a related person has, had or will have a direct or indirect material interest and in which the aggregate amount involved exceeds $120,000. For purposes of this policy, a related person means any of our executive officers and directors (including director nominees), in each case at any time since the beginning of our last fiscal year, or holders of more than 5% of any class of our voting securities and any member of the immediate family of, or person sharing the household with, any of the foregoing persons.

Our Audit Committee has the primary responsibility for reviewing and approving, ratifying or disapproving related person transactions under our policy. In addition, the Audit Committee's charter provides that it shall review and approve or disapprove any related person transactions. In determining whether to approve, ratify or disapprove any such transaction, our Audit Committee will consider, among other factors, (1) whether the transaction is fair to us and on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, (2) the extent of the related person's interest in the transaction, (3) whether there are business reasons for us to enter into such transaction, (4) whether the transaction would impair the independence of any of our outside directors and (5) whether the transaction would present an improper conflict of interest for any of our directors or executive officers.

The policy grants standing pre-approval of certain transactions, including (1) certain compensation arrangements for our directors or executive officers, (2) transactions with another company at which a related person's only relationship is as a non-executive employee, director or beneficial owner of less than 10% of that company's shares, provided that the aggregate amount involved does not exceed the greater of $200,000 or 5% of such company's total annual revenues and the transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, (3) charitable contributions by us to a charitable organization, foundation or university at which a related person's only relationship is as a non-executive employee or director, provided that the aggregate amount involved does not exceed the greater of $200,000 or 5% of such organization's total annual receipts, (4) transactions where a related person's interest arises solely from the ownership of our Common Stock and all holders of our Common Stock received the same benefit on a pro rata basis and (5) any indemnification or advancement of expenses made pursuant to our Charter or Bylaws or any agreement.

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OTHER MATTERS

Stockholder Proposals or Director Nominations for 2025 Annual Meeting of Stockholders

If a stockholder would like us to consider including a proposal in our proxy statement for our 2025 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, the proposal must be received by our Corporate Secretary at our principal executive offices on or before December 24, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Palladyne AI Corp.
Attention: Corporate Secretary
650 South 500 West, Suite 150
Salt Lake City, Utah 84101

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting of stockholders, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2025 annual meeting of stockholders, the stockholder must provide timely written notice to our Corporate Secretary, at our principal executive offices, as set forth above, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our amended and restated bylaws. To be timely, a stockholder's written notice must be received by our Corporate Secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Mountain Time, on February 12, 2025, and
•
no later than 5:00 p.m., Mountain Time, on March 14, 2025.

In the event that the date of our 2025 annual meeting of stockholders is more than 25 days before or after the one-year anniversary of the Annual Meeting, such written notice must be received by our Corporate Secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Mountain Time, on the 120th day prior to the day of our 2025 annual meeting of stockholders, and
•
no later than 5:00 p.m., Mountain Time, on the later of the 90th day prior to the day of our 2025 annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the annual meeting was first made by us.

Stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

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OTHER MATTERS

If a stockholder who has properly notified us in accordance with our bylaws or Rule 14a-8, as applicable, of such stockholder's intention to present a proposal at an annual meeting of stockholders does not appear to present the proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Availability of Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our filings on the SEC's website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on a review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during 2023, our directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except: a Form 4 relating to one reportable transaction due on April 4, 2023 but filed by Benjamin G. Wolff on June 16, 2023.

2023 Annual Report

Our financial statements for our fiscal year ended December 31, 2023 are included in our annual report, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our annual report are posted on our website at www.palladyneai.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to Palladyne AI Corp., 650 South 500 West, Suite 150, Salt Lake City, Utah 84101, Attention: Corporate Secretary.

Website

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

The information provided in the "question and answer" format below is for your convenience only and is merely a summary of certain information contained in this proxy statement. You should read this entire proxy statement carefully.

Why am I receiving these materials?

This proxy statement and the form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2024 annual meeting of stockholders of Palladyne AI Corp., a Delaware corporation, and any postponements, adjournments or continuations thereof (the "Annual Meeting"). The Annual Meeting will be held on Wednesday, June 12, 2024 at 2:00 p.m., Mountain Time, at our offices located at 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.

The Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy and our annual report, is first being sent or given on or about April 29, 2024 to all stockholders of record as of April 15, 2024. The proxy materials and our annual report can be accessed on or about April 23, 2024 by visiting www.proxydocs.com/PDYN. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice of Internet Availability.

What proposals will be voted on at the Annual Meeting?

The following proposals will be voted on at the Annual Meeting:

•
the election of two Class III directors to hold office until our 2027 annual meeting of stockholders and until their respective successors are elected and qualified; and
•
the ratification of the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

As of the date of this proxy statement, our management and Board of Directors were not aware of any other matters to be presented at the Annual Meeting.

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How does the Board of Directors recommend that I vote on these proposals?

Our Board of Directors recommends that you vote your shares:

•
"FOR" the election of each Class III director nominee named in this proxy statement; and
•
"FOR" the ratification of the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the close of business on April 15, 2024, the record date for the Annual Meeting, may vote at the Annual Meeting. As of the record date, there were 26,552,572 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability was sent directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting. Throughout this proxy statement, we refer to these holders as "stockholders of record."

Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Throughout this proxy statement, we refer to these holders as "street name stockholders."

Is there a list of stockholders of record entitled to vote at the Annual Meeting?

A list of stockholders of record entitled to vote at the Annual Meeting will be made available for examination by any stockholder for any purpose germane to the meeting at the Annual Meeting and for a period of at least ten days prior to the Annual Meeting between the hours of 9:00 a.m. and 4:30 p.m., Mountain Time, at our principal executive offices located at 650 South 500 West, Suite 150, Salt Lake City, Utah 84101 by contacting our Corporate Secretary at that address or by calling 1-888-927-7296.

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How many votes are needed for approval of each proposal?

•
Proposal No. 1: Each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of FOR votes are elected as directors. You may (1) vote FOR the election of all of the director nominees named herein, (2) WITHHOLD authority to vote for all such director nominees or (3) vote FOR the election of all such director nominees other than any nominees with respect to whom the vote is specifically WITHHELD by indicating in the space provided on the proxy card. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, including any broker non-votes, will have no effect on the outcome of the election.
•
Proposal No. 2: The ratification of the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against this proposal, i.e., will have the same effect as a vote AGAINST this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

What is the quorum requirement for the Annual Meeting?

A quorum is the minimum number of shares required to be present or represented by proxy at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person or by proxy, of a majority of the voting power of our issued and outstanding capital stock and entitled to vote will constitute a quorum to transact business at the Annual Meeting. Abstentions, choosing to withhold authority to vote and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairperson of the meeting may adjourn the meeting to another time or place so that efforts can be made to achieve a quorum.

How do I vote and what are the voting deadlines?

Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:

•
by Internet at www.proxypush.com/PDYN, 24 hours a day, 7 days a week, until polls close at the Annual Meeting (have your Notice of Internet Availability or proxy card in hand when you visit the website);
•
by toll-free telephone at 1-866-977-4326, 24 hours a day, 7 days a week, until polls close at the Annual Meeting (have your Notice of Internet Availability or proxy card in hand when you call);
•
by completing, signing and mailing your proxy card (if you received printed proxy materials), which must be received prior to the Annual Meeting; or

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•
by attending the Annual Meeting in person, you may vote by delivering your completed proxy card or by completing and submitting a ballot, which will be provided at the Annual Meeting.

Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from the broker, bank or other nominee who is the stockholder of record for your shares.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•
"FOR" the election of each Class III director nominee named in this proxy statement; and
•
"FOR" the ratification of the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

In addition, if any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on Proposal 2, our routine matter. Absent direction from you, your broker, bank or other nominee will not have discretion to vote on Proposal 1, as it is considered a non-routine matter. In the event that your broker, bank or other nominee does not receive instruction from you and therefore is not able to vote your shares on Proposal 1, our non-routine matter, your shares will be treated as broker non-votes with respect to such proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

Can I change my vote or revoke my proxy?

Stockholders of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the Annual Meeting by:

•
entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);

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•
completing and returning a later-dated proxy card, which must be received prior to the Annual Meeting;
•
delivering a written notice of revocation to our Corporate Secretary at Palladyne AI Corp., Attn: Corporate Secretary, 650 South 500 West, Suite 150, Salt Lake City, Utah 84101, which must be received prior to the Annual Meeting; or
•
attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

What do I need to do to attend the Annual Meeting?

Stockholder of Record. If you are a stockholder of record as of the record date, April 15, 2024, you may attend the Annual Meeting in person. To attend the meeting in person, you must present valid government-issued photo identification (e.g., driver's license or passport).

Street Name Stockholders. If you are a street name stockholder as of the record date, April 15, 2024, you may attend the Annual Meeting in person but, as discussed above, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy from the broker, bank or other nominee that is the stockholder of record with respect to your shares. To attend the meeting in person, you must provide proof of beneficial ownership as of the record date, such as your account statement reflecting ownership on the record date or your voting instruction card provided to you by your broker, bank or other nominee and you must present valid government-issued photo identification (e.g., driver's license or passport).

Please note that no cameras or recording equipment will be permitted in the Annual Meeting.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. Each of Benjamin G. Wolff, our President and Chief Executive Officer, and Trevor Thatcher, our Chief Financial Officer, has been designated as a proxy holder for the Annual Meeting by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors on the proposals as described above. If any other matters are properly brought before the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

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Who will count the votes?

A Company employee will tabulate the votes and act as inspector of election.

How can I contact Palladyne AI Corp.'s transfer agent?

You may contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at 1-800-509-5586, or by writing Continental Stock Transfer & Trust, at 1 State Street, 30th Floor, New York, NY 10004. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at www.continentalstock.com.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our Board of Directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We may also decide to engage a third-party proxy solicitor, in which case we do not expect related costs to be significant.

Will the meeting be webcast?

No, we do not plan to webcast the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will disclose voting results on a Current Report on Form 8‑K that we will file with the U.S. Securities and Exchange Commission, or SEC, within four business days after the meeting. If final voting results are not available to us in time to file a Form 8‑K, we will file a Form 8‑K to publish preliminary results and will provide the final results in an amendment to the Form 8‑K as soon as they become available.

Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?

In accordance with the rules of the SEC we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. As a result, we are mailing to our

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stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and our annual report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings of stockholders.

What does it mean if I receive more than one Notice of Internet Availability or more than one set of printed proxy materials?

If you receive more than one Notice of Internet Availability or more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the Notice of Internet Availability or proxy statement and annual report. How may I obtain an additional copy of the Notice of Internet Availability or proxy statement and annual report?

We have adopted a procedure approved by the SEC called "householding," under which we can deliver a single copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs and the environmental impact of our annual meetings of stockholders. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year's Notice of Internet Availability or proxy statement and annual report, as applicable, you may contact us as follows:

Palladyne AI Corp.

Attention: Corporate Secretary

650 South 500 West, Suite 150

Salt Lake City, UT 84101

Tel: 888-927-7296

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

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CORPORATE OFFICE

Palladyne AI Corp.

650 South 500 West, Suite 150

Salt Lake City, UT 84101

DIRECTORS	EXECUTUVE OFFICERS

Brian D. Finn	Benjamin G. Wolff
Matthew Shigenobu Muta	President, Chief Executive Officer and Director
Eric T. Olson
Laura J. Peterson	Dr. Denis Garagić
Dennis Weibling, Chairman	Chief Technology Officer
Benjamin G. Wolff
Stephen Sonne
Chief Legal Officer and Secretary

Trevor Thatcher
Chief Financial Officer

Matthew Vogt
Chief Revenue Officer

TRANSFER AGENT

Continental Stock Transfer & Trust Company

1 State Street 30th Floor,

New York, NY 10004-1561

STOCK LISTING

The Nasdaq Stock Market

Ticker Symbol: PDYN

PALLADYNE AI P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Scan QR for digital voting Palladyne AI Corp. Annual Meeting of Stockholders For Stockholders of record as of April 15, 2024 Wednesday, June 12, 2024 2:00 PM, Mountain Time 650 South 500 West, Suite 150 Salt Lake City, Utah 84101 Internet: www.proxypush.com/PDYN • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-977-4326 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 2:00 PM, Mountain Time, June 12, 2024. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Benjamin G. Wolff and Trevor Thatcher (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Palladyne AI Corp. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Palladyne AI Corp. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OR DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect two Class III directors to hold office until our 2027 annual meeting of stockholders and until their respective successors are elected and qualified. 1.01 Brian D. Finn 1.02 Laura J. Peterson FOR WITHHOLD 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. FOR AGAINST ABSTAIN 3. To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof. FOR FOR FOR Check here if you would like to attend the meeting in person. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date